UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1.	Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2018

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Long/Short Equity Fund

Performance Review

For the twelve-month period ending June 30, 2018, Highland Long/Short Equity Fund (the “Fund”) Class Z shares returned 8.22% compared to the Morningstar Long/Short Category return of 5.70% and the S&P 500 return of 14.36%. The Fund averaged roughly 52% net long during this timeframe. This net long exposure was the major driver of the Fund’s positive return given the strong return illustrated by the overall equity market during this time period.

Manager’s Discussion

The largest contributors to Fund performance during the period were XPO Logistics, Micron Technology, Visa, and Microsoft. The largest detractors in Fund performance were short positions in industry hedges (SPDR S&P Oil & Gas Exploration & Production ETF and the VanEck Vectors Semiconductor ETF) and long positions in FGL Holdings and Tenet Healthcare. Our long positions contributed approximately 17% to the total return of the Fund, while the short positions reduced the Fund’s return by approximately 8%. The Fund uses derivatives such as equity swaps, written options and futures to help hedge against issuer-related risk or other risks, and as substitutes for direct investments that the Fund may make. These derivatives were a positive driver of Fund performance during the period.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	7.77%	1.82%	7.16%	6.16%	8.22%	n/a
Five Year	5.50%	4.31%	4.82%	4.82%	5.88%	n/a
Ten Year	4.38%	3.80%	3.74%	3.74%	4.74%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 4.06%, Class C 4.71%, and Class Z 3.71%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2018. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 2.10%, Class C 2.74%, and Class Z 1.74%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit ourwebsite at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Long/Short Healthcare Fund

Performance Review

For the twelve months ended June 30, 2018, the Highland Long/Short Healthcare Fund (the “Fund”) Class Z Shares returned a total 12.58%. The Fund outperformed the Morningstar open-end fund long/short category (the “Category”) by 6.88% over the same period and ranked in the top 5% of the Category. Although the Fund only maintained a net exposure to the overall market of 50-80%, on average, it nearly matched the S&P 500 return of 14.36%. During the same period, the S&P Healthcare Sector Index returned 13.59%. Our long positions contributed approximately 21.26% to the total return of the Fund, while the short positions reduced the Fund’s return by approximately 8.68%.

Manager’s Discussion

Over the past year the healthcare sector has performed well due to a number of contributing factors including: tax reform, renewed M&A activity and continued innovation by biotechnology companies. While these factors have provided a tailwind to equity valuations, certain subsectors have come under pressure over the past year due to the threat of emerging competition from the likes of Amazon (AMZN) and due to President Trump’s persistent call for lower drug prices. While these risks continue to be monitored, we believe the overall environment for healthcare stocks remains favorable. When investing, we believe the central tenant for a successful healthcare company is one that either significantly improves patient care or reduces treatment costs.

In late 2017, the Republican-led Congress passed tax reform, which benefited companies across the healthcare sector. In particular, due to their largely domestic business mix, many healthcare companies experienced a tax rate decline from the mid 30% range to 21% or lower. Although tax savings may be a one-time tailwind for growth, there are other benefits of tax reform that we believe should continue to be favorable for equities. In particular, the ability to repatriate cash without penalty will help many of the large pharmaceutical companies to more effectively deploy capital. This may come in the form of increased M&A or simply an increase in share repurchases. We have already seen a significant pickup in the latter and expect the former may pick up as well over the course of fiscal year 2019.

Following the Department of Justice’s ruling in early 2017 that two large managed care transactions (AET/HUM and ANTM/CI) were deemed anti-competitive, some investors speculated whether such decisions would stifle future M&A activity, especially among service companies. Activity in the healthcare services sector did not remain quiet for long. Instead of pursuing horizontal integration, key players in the industry pursued vertical integration. Payers and providers (physicians, surgery centers, outpatient clinics, etc.) are increasingly joining forces to better manage patient care. Two large vertical integration deals announced this year are CVS/AET and CI/ESRX. Both are still awaiting regulatory approval.

Within the biotech sector, stock performance has been driven by new innovation. Gene and cellular therapy has come of age with a number of high profile, positive data readouts. In addition, two cellular therapies companies (KITE and JUNO) were acquired in the past year, each with a valuation of approximately $10 billion. Although there are many companies developing exciting therapies, we believe stock performance will continue to be dictated by clinical success. One technology that has garnered a lot of excitement is the gene editing space where some company valuations have surpassed $3 billion before any drug even entered a single human subject. While we share enthusiasm for the potential of the technology, we believe valuations for the gene editing space have become stretched. Still, we expect the biotechnology sector to continue to flourish over the coming months as a result of significant scientific advances. We expect the sector may see an increase in M&A activity as large biotech companies that are flush with cash, but which are experiencing a slowing top-line growth, pursue acquisitions to replenish their drug pipelines.

The key risks for the sector over the near-term include the mid-term elections and implementation of President Trump’s “Blueprint” for lowering drug costs. The healthcare sector often experiences increased volatility leading into Congressional elections due to the policy implications of a new Congress. Any movement toward Democratic control of the legislative branch could cause increased concerns over drug pricing controls, greater expansion of Medicaid and a movement toward a single payer environment. President Trump has already instilled fear within the drug supply chain due to his desire to improve pricing transparency and lower patient’s out-of-pocket drug cost. Many believe this will lead to great scrutiny of the pharmacy benefit managers’ drug rebate model and result in significant changes. This concern arises at a time where there is also concern that Amazon is looking to enter the pharmacy business and has proven to be a disrupting force.

Competitive pressures will always exist. We believe the key is to identify companies that will play a critical role in lowering healthcare costs and driving improved patient outcomes. We believe medical advances will continue to contribute to long-term secular growth and anticipate healthcare will remain one of the best performing sectors. The aging baby boomers represent a demographic shift that we believe will continue to favor this sector for many years to come while new product innovation and improved models of care will provide exciting opportunities for additional investment. The Fund uses derivatives such as written options to help hedge against certain risks, and as substitutes for direct investments. These derivatives had a positive overall impact on performance.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	12.23%	6.06%	11.43%	10.43%	12.58%	n/a
Five Year	5.26%	4.07%	4.62%	4.62%	5.66%	n/a
Ten Year	5.36%	4.76%	4.74%	4.74%	5.73%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.62%, Class C 3.28%, and Class Z 2.34%. Total net operating expenses for each class excluding dividends on short sales are Class A 2.43%, Class C 3.08%, and Class Z 2.08%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that aninvestor’s shares, when redeemed, may be worthmore or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to themost recent month-end, please visit ourwebsite at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Merger Arbitrage Fund

Performance Review

For the twelve-month period ending June 30, 2018, the Highland Merger Arbitrage Fund (the “Fund”) Class Z returned 2.93% compared to the Morningstar Market Neutral Category return of 1.24% and the Barclays US Aggregate Index return of -0.40%. Our long positions contributed approximately 14% to the total return of the Fund, while the short positions reduced the Fund’s return by approximately 11%.

Manager’s Discussion

In the fall of 2017, deal spreads widened as the DOJ made the bold decision to take AT&T to court to block the Time Warner/AT&T merger. Not only did this action considerably widen the spread on the Time Warner deal , all other deals with a hint of potential anti-trust issues widened in tandem. In the spring of 2018, tension arose between China and the U.S., as President Trump began to raise the idea of a potential increase in tariffs in the event China did not acquiesce to some demands from the U.S. regarding trade and other economic issues. As a result, any deal that still required consummation approval from China saw its spread widen due to the new uncertainty of whether China would hold any deals hostage in connection with the trade negotiations. Both of these issues caused merger arbitrage returns to be more muted for the fiscal year ending June 2018.

Deal volume also fell nearly 50% in calendar 2017 from calendar 2015 as political and legislative uncertainty temporarily halted new deal announcements. However, merger activity picked up as we moved through calendar year 2018, and is on pace to increase significantly from calendar 2017, which has historically been a driver of stronger merger arbitrage returns. The Fund uses derivatives such as equity swaps and futures to help hedge against issuer-related risk or other risks, and as substitutes for direct investments that the Fund may make. These derivatives were a positive driver of performance during the period.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Merger Arbitrage Fund

Highland Merger Arbitrage Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	2.53%	(3.11)%	1.95%	0.95%	2.93%	n/a
Since Inception: (August 19, 2016) for Class A and C (January 20, 2015) for Class Z	5.75%	2.60%	5.09%	5.09%	6.68%	n/a

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 4.77%, Class C 5.51%, and Class Z 4.59%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets of the Fund. The fee waiver will continue through at least October 31, 2018. Total net annualized operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 2.59%, Class C 3.19%, and Class Z 2.17%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower.

Performance results for Class Z shares also include performance from the Predecessor Fund. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Opportunistic Credit Fund

Performance Overview

For the twelve-month period ended June 30, 2018, the Highland Opportunistic Credit Fund’s (the “Fund”) Class Z Shares returned 10.62%.1 For the same period, the Barclays Capital U.S. Aggregate Bond Index returned -0.40% and the Morningstar Nontraditional Bond Category average returned 2.23%.

Manager’s Discussion

For the twelve-months ended June 30, 2018, the nontraditional bond category diverged from the prior year’s strong performance. The performance of the category was driven by rising volatility in the risk asset markets combined with risk interest rate dears resulting in sub coupon-level returns. The Fund’s continued bias toward floating rate assets and idiosyncratic opportunities created alpha for investors during the year.

As of June 30, 2018, the Fund’s portfolio composition consisted of 58% performing loans, 4% performing high yield bonds, 8% performing CLO debt and 30% equity (primarily post-reorg and/or credit-position-related equities). During the year the Fund modestly increased exposure to loans based on seniority and correspondingly significantly reduced exposure to duration sensitive and subordinated high yield bonds. The Fund also reduced exposure, taking gains in its CLO debt portfolio after strong performance across this bucket. Post-reorganization equities make up a larger portion of the portfolio as a result of companies exited their balance sheet reorganizations, which acted as a catalyst for fulcrum security appreciation.

We remain constructive on the total return within the portfolio: combined upside optionality in post-reorganization equities together with a balance of securities, floating rate yield in the loan assets and the CLO portfolio. With the persistent reach for yield, many corporate credits provide asymmetric risk profiles. The Fund’s portfolio and our investment process, however, are biased toward idiosyncratic, fundamental outcomes. Therefore, we believe the Fund’s portfolio can generate additional performance despite current valuations at the broad market level. We remain mindful of our place in the credit cycle and plan to continue balancing the Fund’s portfolio across current yield, secured performing credit and stressed/distressed opportunities in the marketplace.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments of which the index is comprised.

The Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland Opportunistic Credit Fund

Highland Opportunistic Credit Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	10.21%	6.35%	9.65%	8.65%	10.62%	n/a
Five Year	2.47%	1.76%	1.99%	1.99%	2.74%	n/a
Ten Year	4.62%	4.25%	4.37%	4.37%	4.76%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect themaximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 1.74%, Class C 2.24%, and Class Z 1.39%. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2018. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are: Class A 1.25%, Class C 1.76%, and Class Z 0.91%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worthmore or less than their original cost. Current performancemay be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

[1]

Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the“Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2005. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different.

8	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2018

$358.0 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2018 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	2.8	(0.7)	2.1
Consumer Staples	—	(0.4)	(0.4)
Energy	7.0	(3.5)	3.5
Financial	12.2	(3.7)	8.5
Healthcare	10.0	—	10.0
Industrials	10.8	(2.0)	8.8
Information Technology	39.1	(10.9)	28.2
Materials	—	(0.5)	(0.5)
Real Estate	1.9	—	1.9
Other Investments and Assets & Liabilities(2)	37.9	(0.0)	37.9

Top 5 Holdings as of 06/30/2018 (%)(1)(2) Long Securities		Short Securities
XPO Logistics, Inc.	5.6	SPDR S&P 500 ETF Trust	(5.2)
CIT Group, Inc.	5.1	Match Group, Inc.	(2.3)
Visa, Inc.	5.1	Marvell Technology Group, Ltd.	(1.9)
CDK Global, Inc.	4.3	Paychex, Inc.	(1.8)
Bio-Rad Laboratories, Inc.	3.8	FactSet Research Systems, Inc.	(1.7)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s cash equivalent investments in the amount of $11,107,119.

(3)	Excludes the Fund’s cash equivalent investments.

Annual Report	9

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2018

$56.6 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2018 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Healthcare:
Biotechnology	41.8	(2.3)	39.5
Healthcare Equipment	2.2	—	2.2
Healthcare Facilities	6.2	(1.3)	4.9
Healthcare Services	9.3	(1.4)	7.9
Life Sciences Tools & Services	10.8	—	10.8
Managed Healthcare	1.0	(0.9)	0.1
Pharmaceuticals	19.1	(3.7)	15.4
Information Technology	5.7	—	5.7
Exchange-Traded Funds	—	(6.9)	(6.9)
Other Assets & Liabilities			20.4

Top 5 Holdings as of 06/30/2018 (%)(1)(2) Long Securities		Short Securities
Minerva Neurosciences, Inc.	12.6	Roche Holding AG	(3.7)
Bio-Rad Laboratories, Inc.	9.7	SPDR S&P Biotech ETF	(3.0)
Shire PLC	9.3	iShares Russell 2000 Index Fund ETF	(2.9)
HLS Therapeutics, Inc.	9.2	DaVita, Inc.	(1.4)
LHC Group, Inc.	5.8	LifePoint Hospitals, Inc.	(1.3)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

10	Annual Report

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of June 30, 2018

$38.5 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2018 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	21.5	(17.5)	4.0
Consumer Staples	5.9	(3.0)	2.9
Energy	20.8	(35.7)	(14.9)
Financial	53.5	(17.1)	36.4
Healthcare	7.0	(3.6)	3.4
Industrials	—	(1.1)	(1.1)
Information Technology	49.3	(11.7)	37.6
Materials	—	(6.9)	(6.9)
Other	15.9	(0.0)	15.9
Telecommunication Services	7.2	(0.7)	6.5

Top 5 Holdings as of 06/30/2018 (%)(1)(2) Long Securities		Short Securities
MTGE Investment Corp.	18.4	Williams Cos., Inc. (The)	(15.9)
Xcerra Corp.	16.4	Enbridge, Inc.	(11.3)
Williams Partners LP	15.9	Annaly Capital Management, Inc.	(9.1)
ILG, Inc.	15.1	Marriott Vacations Worldwide Corp.	(8.5)
Sigma Designs, Inc.	14.7	Strayer Education, Inc.	(6.4)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s cash equivalent investments.

Annual Report	11

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while attempting to minimize losses.

Net Assets as of June 30, 2018

$59.2 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 06/30/2018 (%)(1)
BB	7.4
B	32.9
CCC	35.3
NR	24.4

Top 5 Sectors as of 06/30/2018 (%)(2)(3)
Retail	10.0
Financial	9.9	(4)
Utilities	9.3
Energy	9.0
Chemical	6.0

Top 10 Holdings as of 06/30/2018 (%)(2)(3)
Fieldwood Energy LLC 9.34%, 04/11/23(U.S. Senior Loans)	6.2
MPM Holdings, Inc. (Common Stocks)	6.0
Vistra Energy Corp. (Common Stocks)	5.7
Walter Investment Management Corp. 8.09%, 06/30/22(U.S. Senior Loans)	4.0
Omnimax International, Inc. (Common Stocks)	3.8
Academy, Ltd. 5.99%, 07/01/22(U.S. Senior Loans)	3.5
Toys ‘R’ Us-Delaware, Inc. —, 04/24/20(U.S. Senior Loans)	3.3
iHeartCommunications, Inc. —, 01/30/19(U.S. Senior Loans)	3.2
Advantage Sales & Marketing, Inc. 8.59%, 07/25/22(U.S. Senior Loans)	3.1
Granite Acquisition, Inc. 9.58%, 12/19/22(U.S. Senior Loans)	2.8

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(4)	Includes Collateralized Loan Obligations.

12	Annual Report

FINANCIAL STATEMENTS

June 30, 2018

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	13

INVESTMENT PORTFOLIO

As of June 30, 2018	Highland Long/Short Equity Fund

Shares		Value ($)
Common Stocks - 83.8%
CONSUMER DISCRETIONARY (a)(f) - 2.8%
5,900	Amazon.com, Inc.	10,028,820

ENERGY (f) - 7.0%
41,320	Andeavor	5,420,358
65,563	Concho Resources, Inc. (a)	9,070,641
105,000	Continental Resources, Inc. (a)	6,799,800
20,500	Pioneer Natural Resources Co.	3,879,420

		25,170,219

FINANCIAL - 12.2%
359,866	CIT Group, Inc. (f)	18,140,845
35,600	CME Group, Inc.	5,835,552
152,841	E*TRADE Financial Corp. (a)(f)	9,347,756
195,100	FGL Holdings (a)(f)	1,636,889
135,000	LPL Financial Holdings, Inc. (f)	8,847,900

		43,808,942

HEALTHCARE - 10.0%
268,800	Aimmune Therapeutics, Inc. (a)(b)(f)	7,228,032
143,000	Baxter International, Inc. (f)	10,559,120
47,500	Bio-Rad Laboratories, Inc., Class A (a)(f)	13,705,650
175,000	Teva Pharmaceutical Industries, Ltd. ADR	4,256,000

		35,748,802

INDUSTRIALS - 10.8%
333	Pendrell Corp. (b)	228,105
20,450	Roper Technologies, Inc.	5,642,359
31,500	Teledyne Technologies, Inc. (a)	6,270,390
46,100	Union Pacific Corp.	6,531,448
200,349	XPO Logistics, Inc. (a)(b)(f)	20,070,963

		38,743,265

INFORMATION TECHNOLOGY - 39.1%
58,100	Alibaba Group Holding, Ltd. ADR (a)(f)	10,779,293
54,700	Apple, Inc. (f)	10,125,517
236,343	CDK Global, Inc. (f)	15,374,112
61,500	Cognizant Technology Solutions Corp., Class A (f)	4,857,885
50,000	Dell Technologies, Inc., Class V (a)	4,229,000
46,600	EPAM Systems, Inc. (a)(f)	5,793,778
62,000	FLIR Systems, Inc. (f)	3,222,140
237,400	Intel Corp.	11,801,154
140,000	Micron Technology, Inc. (a)(f)	7,341,600
127,158	Microsoft Corp. (f)	12,539,050
27,400	NVIDIA Corp. (f)	6,491,060
29,500	Palo Alto Networks, Inc. (a)(f)	6,061,365
296,003	Perspecta, Inc.	6,082,862
63,500	RealPage, Inc. (a)(f)	3,498,850
73,958	salesforce.com, Inc. (a)(f)	10,087,871
30,700	Take-Two Interactive Software, Inc. (a)	3,633,652
136,584	Visa, Inc., Class A (f)	18,090,551

		140,009,740

REAL ESTATE (f) - 1.9%
489,779	Newmark Group, Inc., Class A	6,969,555

	Total Common Stocks (Cost $279,831,375)	300,479,343

Shares		Value ($)
Contracts
Purchased Put Options - 0.0%
	Total Purchased Put Options (Cost $92,093)	12,584

Registered Investment Companies - 3.2%
314,174	Highland Merger Arbitrage Fund, Class Z (c)	6,581,955
5,036,906	State Street Navigator Securities Lending Government Money Market Portfolio 1.93% (d)	5,036,906

	Total Registered Investment Companies (Cost $11,457,069)	11,618,861

Cash Equivalents - 3.1%
MONEY MARKET FUNDS (g) – 3.1%
11,107,119	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.82%	11,107,119

	Total Cash Equivalents (Cost $11,107,119)	11,107,119

Total Investments - 90.1%		323,217,907

(Cost $302,487,656)
Securities Sold Short - (38.1)%
Common Stocks - (21.7)%
CONSUMER DISCRETIONARY (e) - (0.7)%
(89,534)	Discovery, Inc., Class A	(2,462,185)

CONSUMER STAPLES - (0.4)%
(22,982)	CVS Health Corp.	(1,478,892)

ENERGY - (3.5)%
(30,000)	Chevron Corp.	(3,792,900)
(50,000)	Exxon Mobil Corp.	(4,136,500)
(65,677)	Marathon Petroleum Corp.	(4,607,898)

		(12,537,298)

FINANCIAL - (3.7)%
(98,500)	Bank of the Ozarks, Inc. (e)	(4,436,440)
(30,900)	FactSet Research Systems, Inc.	(6,121,290)
(151,828)	People’s United Financial, Inc.	(2,746,569)

		(13,304,299)

INDUSTRIALS - (2.0)%
(22,000)	CH Robinson Worldwide, Inc.	(1,840,520)
(54,691)	Johnson Controls International PLC	(1,829,414)
(20,000)	United Parcel Service, Inc., Class B	(2,124,600)
(11,946)	United Technologies Corp.	(1,493,608)

		(7,288,142)

INFORMATION TECHNOLOGY - (10.9)%
(100,000)	Advanced Micro Devices, Inc. (e)	(1,499,000)
(348,338)	ANGI Homeservices, Inc., Class A (e)	(5,357,438)
(25,000)	Fiserv, Inc. (e)	(1,852,250)
(26,200)	GoDaddy, Inc., Class A (e)	(1,849,720)
(51,990)	KLA-Tencor Corp.	(5,330,535)
(313,600)	Marvell Technology Group, Ltd.	(6,723,584)
(209,374)	Match Group, Inc. (e)	(8,111,149)
(96,500)	Paychex, Inc.	(6,595,775)
(21,500)	Total System Services, Inc.	(1,817,180)

		(39,136,631)

14	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks (continued)

MATERIALS - (0.5)%
(16,089)	PPG Industries, Inc.	(1,668,912)

	Total Common Stocks (Cost $77,370,520)	(77,876,359)

Exchange-Traded Funds - (16.4)%
(191,008)	Financial Select Sector SPDR Fund ETF	(5,078,903)
(53,000)	Health Care Select Sector SPDR Fund ETF	(4,423,380)
(62,500)	Industrial Select Sector SPDR Fund ETF	(4,476,875)
(44,600)	iShares Nasdaq Biotechnology Index Fund ETF	(4,897,972)
(20,000)	iShares PHLX Semiconductor ETF	(3,564,800)
(25,200)	iShares Transportation Average ETF	(4,692,996)
(125,000)	SPDR Barclays High Yield Bond ETF	(4,435,000)
(68,997)	SPDR S&P 500 ETF Trust	(18,717,506)
(35,000)	SPDR S&P Biotech ETF	(3,331,650)
(48,000)	VanEck Vectors Semiconductor ETF	(4,928,160)

	Total Exchange-Traded Funds (Proceeds $58,755,078)	(58,547,242)

	Total Securities Sold Short (Proceeds $136,125,598)	(136,423,601)

Other Assets & Liabilities, Net - 48.0%		171,161,276

Net Assets - 100.0%		357,955,582

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of June 30, 2018, the market value of securities loaned was $12,158,722. The loaned securities were secured with cash and securities collateral of $12,562,441. Collateral is calculated based on prior day’s prices. See Note 4.

(c)	Affiliated issuer. Assets with a total aggregate market value of $6,581,955, or 1.8% of net assets, were affiliated with the Fund as of June 30, 2018.
(d)	Represents investments of cash collateral received in connection with securities lending.
(e)	No dividend payable on security sold short.
(f)	All or part of this security is pledged as collateral for short sales and or written option contracts. The market value of the securities pledged as collateral was $204,378,555.
(g)	Rate shown is 7 day effective yield.

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

Purchased options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
United Technologies Corp.	$105.00	Bank of America	September 2018	242	242	$92,093	$12,584

Written options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
United Technologies Corp.	$125.00	Bank of America	September 2018	208	2,600,000	$(100,442)	$(102,128)

Swap contracts outstanding as of June 30, 2018 were as follows:

Swap Contracts Outstanding

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY Total Return Swap (“TRS”)
ADP.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	August 3, 2018	USD	$9,626,645	$310	$1,342,715	$1,343,025
IAC.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	October 17, 2018		11,048,032	376	1,368,876	1,369,252
CAVM.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	November 23, 2018		11,973,516	548	408,180	408,728
COL.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	October 5, 2018		15,495,738	428	(367,701)	(367,273)
DISCK.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 5, 2018		2,047,791	1,403	203,014	204,417
AET.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	January 1, 2019		5,069,786	104	(46,191)	(46,087)
GTO.AS	1 Month EURIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 28, 2018	EUR	2,481,481	1,503	10,395	11,898
DXC.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	January 8, 2019	USD	9,962,377	374	(2,077,194)	(2,076,820)
WP.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	November 30, 2018		9,399,113	440	4,497	4,937
NXPI.O	1 Day Federal Effective Rate plus 0.55%	Upon Maturity	Morgan Stanley & Co.	January 30, 2019		23,713,952	1,092	149,960	151,052
XL.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	March 7, 2019		9,336,383	1,208	13,009	14,217
ORBK.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	March 21, 2019		13,253,900	790	(462,822)	(462,032)
RSPP.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	April 17, 2019		12,464,451	974	(1,231,902)	(1,230,928)
EVHC.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 13, 2019		11,172,135	950	(182,778)	(181,828)
MSHDGBH	1 Month USD LIBOR plus 0.50%	Quarterly	Morgan Stanley & Co.	January 17, 2020		12,843,271	11,558	2,133,120	2,144,678

Total Long Equity Index TRS									$1,287,236

16	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
SHORT EQUITY TRS
MSHDNTCH	1 Day Federal Effective Rate minus 0.35%	Quarterly	Morgan Stanley & Co.	February 8, 2019	USD	$(2,112,090)	$2,110	$(228,970)	$(226,860)
CXO.N	1 Month USD LIBOR minus 0.50%	Upon Maturity	Goldman Sachs International	April 24, 2019		(12,729,328)	572	1,406,710	1,407,282
MSQQUTML	1 Day Federal Effective Rate minus 0.40%	Quarterly	Morgan Stanley & Co.	May 17, 2019		(8,177,043)	7,116	88,250	95,366
MSHDCAPM	1 Month USD LIBOR minus 0.35%	Quarterly	Morgan Stanley & Co.	February 13, 2019		(5,412,749)	5,360	(43,467)	(38,107)

Total Short Equity TRS									$1,237,681

Total Return Swaps									$2,524,917

The following table represents the 50 largest equity basket holdings underlying the total return swap in MS (Morgan Stanley) US TMT Momentum Long Index as of June 30, 2018.

Security Description	Shares	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS US TMT Momentum Long Index MSQQUTML
ARISTA NETWORKS INC	1,257	323,610	3.50%
PALO ALTO NETWORKS INC	1,575	323,610	3.50%
NUTANIX INC - A	6,275	323,610	3.50%
NVIDIA CORP	1,366	323,610	3.50%
ADOBE SYSTEMS INC	1,327	323,610	3.50%
NETAPP INC	4,121	323,610	3.50%
SPLUNK INC	3,265	323,610	3.50%
FIRST SOLAR INC	6,145	323,610	3.50%
TWITTER INC	7,410	323,609	3.50%
GRUBHUB INC	3,085	323,609	3.50%
RED HAT INC	2,408	323,609	3.50%
MICRON TECHNOLOGY INC	6,171	323,609	3.50%
SQUARE INC - A	5,250	323,609	3.50%
ETSY INC	7,670	323,609	3.50%
OKTA INC	6,425	323,609	3.50%
NETFLIX INC	827	323,609	3.50%
TWILIO INC - A	5,749	322,035	3.48%
GODADDY INC - CLASS A	4,072	287,492	3.11%
NEW RELIC INC	2,612	262,750	2.84%
ZENDESK INC	4,638	252,716	2.73%
INTELSAT SA	12,676	211,185	2.28%
WORLD WRESTLING ENTERTAIN-A	2,775	202,064	2.19%
IPG PHOTONICS CORP	880	194,246	2.10%
STAMPS.COM INC	751	190,126	2.06%
MATCH GROUP INC	4,818	186,660	2.02%
WEX INC	969	184,594	2.00%
RINGCENTRAL INC - CLASS A	2,505	176,234	1.91%
ATLASSIAN CORP PLC - CLASS A	2,726	170,410	1.84%
2U INC	1,964	164,077	1.77%
CREE INC	2,928	121,699	1.32%
OVERSTOCK.COM INC	3,427	115,327	1.25%
SHUTTERFLY INC	1,268	114,190	1.24%

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

Security Description	Shares	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS US TMT Momentum Long Index MSQQUTML (continued)
SMART GLOBAL HOLDINGS INC	3,162	100,759	1.09%
QUALYS INC	1,104	93,065	1.01%
ALTERYX INC - CLASS A	2,250	85,855	0.93%
VARONIS SYSTEMS INC	1,037	77,268	0.84%
EVERBRIDGE INC	1,281	60,749	0.66%
BOTTOMLINE TECHNOLOGIES (DE)	1,101	54,873	0.59%
APPTIO INC - CLASS A	1,410	51,040	0.55%
BLUCORA INC	1,306	48,323	0.52%
CARBONITE INC	1,215	42,395	0.45%
GLU MOBILE INC	6,257	40,105	0.43%
SYNTEL INC	1,124	36,066	0.39%
RAPID7 INC	1,230	34,704	0.38%
LIVEPERSON INC	1,598	33,716	0.36%
TECHTARGET	1,163	33,022	0.36%
NOVANTA INC	518	32,251	0.35%
ELECTRO SCIENTIFIC INDS INC	1,890	29,798	0.32%
APPFOLIO INC - A	482	29,474	0.32%
IMMERSION CORPORATION	1,875	28,955	0.31%

Total		$9,245,975	100.00%

The following table represents the holdings underlying the total return swap in MS (Morgan Stanley) Highland Capital Markets Index as of June 30, 2018.

Security Description	Share	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS Highland Capital Markets Index MSHDCAPM
MSCI INC	1,845	305,156	5.59%
S&P GLOBAL INC	1,474	300,564	5.51%
CME GROUP INC	1,757	288,049	5.28%
BLACKSTONE GROUP LP/THE	8,803	283,190	5.19%
BANK OF NEW YORK MELLON CORP	5,012	270,278	4.95%
INTERCONTINENTAL EXCHANGE IN	3,646	268,131	4.91%
BLACKROCK INC	528	263,340	4.83%
T ROWE PRICE GROUP INC	2,225	258,352	4.73%
GOLDMAN SACHS GROUP INC	1,153	254,277	4.66%
SCHWAB (CHARLES) CORP	4,943	252,570	4.63%
STATE STREET CORP	2,702	251,554	4.61%
TD AMERITRADE HOLDING CORP	4,439	243,114	4.46%
AMERIPRISE FINANCIAL INC	1,706	238,648	4.37%
NORTHERN TRUST CORP	1,927	198,251	3.63%
MOODY’S CORP	1,162	198,144	3.63%
FRANKLIN RESOURCES INC	6,158	197,368	3.62%
CBOE GLOBAL MARKETS INC	1,584	164,871	3.02%
NASDAQ INC	1,630	148,737	2.73%
INVESCO LTD	4,918	130,621	2.39%
RAYMOND JAMES FINANCIAL INC	1,336	119,363	2.19%
AFFILIATED MANAGERS GROUP	725	107,807	1.98%
KKR & CO INC - A	3,773	93,749	1.72%
EVERCORE INC - A	816	86,044	1.58%
SEI INVESTMENTS COMPANY	1,287	80,466	1.47%
APOLLO GLOBAL MANAGEMENT - A	1,558	49,656	0.91%
JANUS HENDERSON GROUP PLC	1,595	49,019	0.90%
LEGG MASON INC	1,350	46,875	0.86%
EATON VANCE CORP	886	46,260	0.85%
LAZARD LTD-CL A	932	45,588	0.84%
FEDERATED INVESTORS INC-CL B	1,834	42,775	0.78%
ARES CAPITAL CORP	2,349	38,646	0.71%
MOELIS & CO - CLASS A	517	30,325	0.56%
WADDELL & REED FINANCIAL - A	1,687	30,318	0.56%
STIFEL FINANCIAL CORP	540	28,203	0.52%
BGC PARTNERS INC-CL A	2,472	27,984	0.51%
WISDOMTREE INVESTMENTS INC	1,933	17,553	0.32%

Total		$5,455,846	100.00%

18	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

The following table represents the holdings underlying the total return swap in MS (Morgan Stanley) Highland NTCH Basket Index as of June 30, 2018.

Security Description	Shares	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS Highland NTCH Basket Index MSHDNTCH
NETFLIX INC	1,000	391,298	16.65%
AMAZON.COM INC	171	291,334	12.40%
ALIBABA GROUP HOLDING-SP ADR	1,319	253,994	10.81%
TWITTER INC	4,446	194,170	8.26%
FACEBOOK INC-A	892	173,393	7.38%
SALESFORCE.COM INC	1,247	170,048	7.23%
BOOKING HOLDINGS INC	74	149,147	6.35%
ALPHABET INC-CL A	131	147,998	6.30%
BAIDU INC - SPON ADR	534	129,650	5.52%
PALO ALTO NETWORKS INC	520	106,945	4.55%
SERVICENOW INC	482	83,210	3.54%
WORKDAY INC-CLASS A	676	81,894	3.48%
SPLUNK INC	511	50,610	2.15%
TABLEAU SOFTWARE INC-CL A	451	44,067	1.87%
TRIPADVISOR INC	419	23,348	0.99%
FIREEYE INC	1,416	21,791	0.93%
PROOFPOINT INC	159	18,358	0.78%
PANDORA MEDIA INC	1,736	13,682	0.58%
LENDINGCLUB CORP	1,420	5,383	0.23%

Total		$2,350,320	100.00%

The following table represents the holdings underlying the total return swap in MS (Morgan Stanley) Highland MSHDGBH as of June 30, 2018.

Security Description	Shares	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS Highland MSHDGBH
REGENXBIO INC	14,995	1,075,863	5.85%
MADRIGAL PHARMACEUTICALS INC	3,352	937,527	5.09%
UNIQURE NV	23,267	879,511	4.78%
SAREPTA THERAPEUTICS INC	6,600	872,443	4.74%
FOUNDATION MEDICINE INC	6,130	837,915	4.55%
CRISPR THERAPEUTICS AG	13,761	808,617	4.39%
MIRATI THERAPEUTICS INC	15,800	778,963	4.23%
LOXO ONCOLOGY INC	4,365	757,208	4.11%
G1 THERAPEUTICS INC	15,855	689,069	3.75%
SPARK THERAPEUTICS INC	8,064	667,402	3.63%
ULTRAGENYX PHARMACEUTICAL IN	8,536	656,156	3.56%
GENOMIC HEALTH INC	12,360	622,965	3.39%
INTELLIA THERAPEUTICS INC	21,382	585,009	3.18%
ARRAY BIOPHARMA INC	32,156	539,585	2.93%
IMMUNOGEN INC	52,367	509,528	2.77%
EDITAS MEDICINE INC	13,729	491,918	2.67%
SPECTRUM PHARMACEUTICALS INC	21,824	457,433	2.49%
ABEONA THERAPEUTICS INC	28,192	451,071	2.45%
KURA ONCOLOGY INC	23,655	430,526	2.34%
VOYAGER THERAPEUTICS INC	21,976	429,402	2.33%
CASI PHARMACEUTICALS INC	51,668	425,227	2.31%
AUDENTES THERAPEUTICS INC	11,038	421,757	2.29%
AMICUS THERAPEUTICS INC	26,067	407,171	2.21%
MYRIAD GENETICS INC	10,727	400,875	2.18%
CELLECTIS - ADR	14,019	396,603	2.15%
DYNAVAX TECHNOLOGIES CORP	25,887	394,776	2.14%
MYOKARDIA INC	7,781	386,315	2.10%
BLUEBIRD BIO INC	2,320	364,154	1.98%
BLUEPRINT MEDICINES CORP	5,280	335,196	1.82%
SANGAMO THERAPEUTICS INC	23,222	329,746	1.79%
GLYCOMIMETICS INC	17,493	282,156	1.53%

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Equity Fund

Security Description	Shares	Market Value as of 6/30/18	Percent of Basket’s Net Assets
MS Highland MSHDGBH (continued)
DICERNA PHARMACEUTICALS INC	22,944	281,067	1.53%
ROCKET PHARMACEUTICALS INC	14,040	275,602	1.50%
ADVERUM BIOTECHNOLOGIES INC	42,895	227,340	1.24%

Total		$18,406,096	100.00%

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$5,036,906	$5,036,906

Total Borrowings	$5,036,906	$5,036,906

Gross amount of recognized liabilities for securities lending transactions		$5,036,906

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

20	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2018	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks - 88.2%

HEALTHCARE - 88.2%

Biotechnology - 40.2%
6,000	Acceleron Pharma, Inc. (a)	291,120
20,000	Aimmune Therapeutics, Inc. (a)	537,800
2,000	Alnylam Pharmaceuticals, Inc. (a)	196,980
250,000	Amarin Corp. PLC ADR (a)	772,500
58,800	Amicus Therapeutics, Inc. (a)(b)	918,456
2,000	Bluebird Bio, Inc. (a)(b)	313,900
40,000	Coherus Biosciences, Inc. (a)(b)	560,000
10,000	Deciphera Pharmaceuticals, Inc. (a)	393,500
15,000	Global Blood Therapeutics, Inc. (a)(c)	678,000
3,500	Heron Therapeutics, Inc. (a)(b)	135,975
100,000	Kadmon Holdings, Inc. (a)(b)	399,000
865,097	Minerva Neurosciences, Inc. (a)(b)(c)	7,137,050
10,894	Neon Therapeutics, Inc. (a)	137,265
13,000	Portola Pharmaceuticals, Inc. (a)(b)	491,010
35,000	Radius Health, Inc. (a)(b)	1,031,450
10,000	Rhythm Pharmaceuticals, Inc. (a)	312,600
4,000	Sage Therapeutics, Inc. (a)	626,120
4,000	Sarepta Therapeutics, Inc. (a)(b)	528,720
31,000	Shire PLC ADR (c)	5,232,800
12,000	Vertex Pharmaceuticals, Inc. (a)(c)	2,039,520

		22,733,766

Healthcare Equipment (a) - 2.0%
55,000	Nuvectra Corp.	1,129,150

Healthcare Facilities (a) - 6.2%
30,100	Acadia Healthcare Co., Inc.	1,231,391
344,624	Quorum Health Corp. (c)	1,723,120
36,400	Surgery Partners, Inc. (c)	542,360

		3,496,871

Healthcare Services (a) - 9.3%
45,123	Envision Healthcare Corp. (c)	1,985,863
38,000	LHC Group, Inc.	3,252,420

		5,238,283

Life Sciences Tools & Services (c) - 10.8%
19,000	Bio-Rad Laboratories, Inc., Class A (a)	5,482,260
3,000	Thermo Fisher Scientific, Inc.	621,420

		6,103,680

Managed Healthcare - 1.0%
2,000	Humana, Inc. (c)	595,260

Pharmaceuticals - 18.7%
5,000	Aerie Pharmaceuticals, Inc. (a)(b)	337,750
20,000	AstraZeneca PLC ADR (c)	702,200
24,400	Clovis Oncology, Inc. (a)(b)(c)	1,109,468
18,000	Collegium Pharmaceutical, Inc. (a)(c)	429,300
725,000	HLS Therapeutics, Inc. (a)	5,180,737
14,000	Merck & Co., Inc.	849,800
58,478	Paratek Pharmaceuticals, Inc. (a)	596,476
54,749	SteadyMed, Ltd. (a)	246,370
25,000	Zogenix, Inc. (a)(c)	1,105,000

		10,557,101

	Total Common Stocks (Cost $46,173,254)	49,854,111

Shares		Value ($)

Preferred Stocks - 5.7%

INFORMATION TECHNOLOGY (d)(e) - 5.7%
608,695	AMINO, Inc., Series C (f)	3,195,649

	Total Preferred Stocks (Cost $3,499,996)	3,195,649

Units

Rights - 0.2%

HEALTHCARE - 0.2%

Healthcare Equipment (a) - 0.2%
79,326	Wright Medical Group NV, expires 03/01/2019	109,073

	Total Rights (Cost $197,727)	109,073

Warrants - 1.7%

HEALTHCARE - 1.7%

Biotechnology (a)(d)(f) - 1.3%
1,717,910	Galena Biopharma Inc., expires 03/18/2020	—
118,797	Gemphire Therapeutics, Inc., expires 03/15/2022	736,088

		736,088

Pharmaceuticals (d)(f) - 0.4%
255,000	SCYNEXIS, Inc., expires 06/21/2021	138,720
62,895	SteadyMed, Ltd., expires 04/25/2022	110,066

		248,786

	Total Warrants (Cost $—)	984,874

Contracts

Purchased Call Options - 0.3%
	Total Purchased Call Options (Cost $315,131)	190,000

Shares

Registered Investment Companies (g) - 1.3%
718,565	State Street Navigator Securities Lending Government Money Market Portfolio 1.93%	718,565

	Total Registered Investment Companies (Cost $718,565)	718,565

Cash Equivalents - 7.6%

MONEY MARKET FUND (j) - 7.6%
4,316,869	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.82%	4,316,869

	Total Cash Equivalents (Cost $4,316,869)	4,316,869

Total Investments - 105.0%		59,369,141

(Cost $55,221,542)

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Long/Short Healthcare Fund

Shares		Value ($)

Securities Sold Short (i) - (16.5)%

Common Stocks - (9.6)%

HEALTHCARE - (9.6)%

Biotechnology (h) - (2.3)%
(2,000)	AnaptysBio, Inc.	(142,080)
(8,250)	Genomic Health, Inc.	(415,800)
(4,500)	Intercept Pharmaceuticals, Inc.	(377,595)
(10,000)	Myriad Genetics, Inc.	(373,700)

		(1,309,175)

Healthcare Facilities (h) - (1.3)%
(15,000)	LifePoint Hospitals, Inc.	(732,000)

Healthcare Services (h) - (1.4)%
(11,500)	DaVita, Inc.	(798,560)

Managed Healthcare - (0.9)%
(2,000)	UnitedHealth Group, Inc.	(490,680)

Pharmaceuticals - (3.7)%
(75,872)	Roche Holding AG ADR	(2,096,343)

		(5,426,758)

	Total Common Stocks (Proceeds $5,442,204)	(5,426,758)

Exchange-Traded Funds - (6.9)%
(5,000)	iShares Nasdaq Biotechnology Index Fund ETF	(549,100)
(10,000)	iShares Russell 2000 Index Fund ETF	(1,637,700)
(18,000)	SPDR S&P Biotech ETF	(1,713,420)

	Total Exchange-Traded Funds (Proceeds $3,917,533)	(3,900,220)

	Total Securities Sold Short (Proceeds $9,359,737)	(9,326,978)

Other Assets & Liabilities, Net - 11.5%		6,508,713

Net Assets - 100.0%		56,550,876

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of June 30, 2018, the market value of securities loaned was $5,337,732. The loaned securities were secured with cash and securities collateral of $5,471,229. Collateral is calculated based on prior day’s prices. See Note 4.

(c)	All or part of this security is pledged as collateral for short sales and or written option contracts. The market value of the securities pledged as collateral was $30,232,317.
(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $4,180,523, or 7.4% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2018.

(e)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stocks	11/18/2016	$3,499,996	$3,195,649	5.7%

(f)

Securities with a total aggregate value of $4,180,523, or 7.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(g)	Represents investments of cash collateral received in connection with securities lending.
(h)	No dividend payable on security sold short.
(i)	As of June 30, 2018, $7,945,500 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(j)	Rate shown is 7 day effective yield.

Purchased options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
Amarin Corp PLC	$5.00	Bank of America	January 2019	2,000	1,000,000	$315,131	$190,000

						315,131	190,000

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$718,565	$718,565
Total Borrowings	$718,565	$718,565
Gross amount of recognized liabilities for securities lending transactions		$718,565

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

22	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2018	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 165.1%

CONSUMER DISCRETIONARY (b) - 21.5%
24,941	Capella Education Co.	2,461,677
175,401	ILG, Inc.	5,793,495

		8,255,172

CONSUMER STAPLES (b) - 5.9%
35,113	Pinnacle Foods, Inc.	2,284,452

ENERGY - 20.8%
16,504	Andeavor (b)	2,164,995
113,987	CVR Refining L.P.	2,547,609
92,344	Spectra Energy Partners L.P. (b)	3,270,825

		7,983,429

FINANCIAL - 53.5%
130,000	Atlantic Acquisition Corp. (a)(b)	1,319,500
32,282	Avista Healthcare Public Acquisition Corp., Class A (a)(b)	323,788
27,367	Big Rock Partners Acquisition Corp. (a)(b)	271,481
36,967	Black Ridge Acquisition Corp. (a)(b)	361,168
45,000	CM Seven Star Acquisition Corp. (a)(b)	443,250
54,000	Coastway Bancorp, Inc. (a)(b)	1,495,800
44,301	CoBiz Financial, Inc. (b)	951,585
4,862	Community Bank	1,346,774
55,507	Constellation Alpha Capital Corp. (a)(b)	552,850
40,000	Draper Oakwood Technology Acquisition, Inc., Class A (a)(b)	398,800
10,755	FNB Bancorp (b)	394,386
7,852	GigCapital, Inc. (a)(b)	77,421
20,000	Haymaker Acquisition Corp., UNIT (a)(b)	200,600
35,000	Industrea Acquisition Corp., Class A (a)(b)	348,950
23,002	Kayne Anderson Acquisition Corp., Class A (a)(b)	227,720
48,100	KBL Merger Corp. IV (a)(b)	478,114
55,000	Legacy Acquisition Corp., UNIT (a)(b)	551,100
41,001	Leo Holdings Corp., UNIT (a)(b)	416,980
65,000	LF Capital Acquisition Corp., UNIT (a)(b)	654,550
48,100	Modern Media Acquisition Corp. (a)(b)	479,557
34,800	Mosaic Acquisition Corp., UNIT (a)(b)	348,696
358,134	MTGE Investment Corp., REIT (b)	7,019,426
25,000	Nebula Acquisition Corp., UNIT (a)(b)	251,750
35,000	One Madison Corp., UNIT (a)(b)	353,500
39,900	Pure Acquisition Corp., UNIT (a)(b)	408,975
30,000	Regalwood Global Energy, Ltd., UNIT (a)(b)	304,500
30,000	Sentinel Energy Services, Inc., UNIT (a)(b)	302,700
30,000	Vantage Energy Acquisition Corp., Class A (a)(b)	296,100

		20,580,021

HEALTHCARE (b) - 7.0%
35,000	DFB Healthcare Acquisitions Corp., UNIT (a)	356,650
9,111	Express Scripts Holding Co. (a)	703,460
9,600	Shire PLC ADR	1,620,480

		2,680,590

INFORMATION TECHNOLOGY (a)(b) - 49.3%
43,784	NXP Semiconductor NV	4,784,278

Shares		Value ($)

INFORMATION TECHNOLOGY (continued)
249,402	Oclaro, Inc.	2,227,160
927,796	Sigma Designs, Inc.	5,659,555
451,424	Xcerra Corp.	6,306,393

		18,977,386

TELECOMMUNICATION SERVICES (a) - 7.2%
26,949	Hawaiian Telcom Holdco, Inc.	779,365
231,500	MagicJack VocalTec, Ltd. (b)	1,979,325

		2,758,690

	Total Common Stocks (Cost $62,900,786)	63,519,740

Master Limited Partnerships - 15.9%

ENERGY (b) - 15.9%
151,047	Williams Partners LP	6,130,998

	Total Master Limited Partnerships (Cost $6,100,263)	6,130,998

Purchased Put Options - 0.0%
	Total Purchased Put Options (Cost $18,880)	2,548

Total Investments - 181.1%		69,653,286

(Cost $69,019,929)

Securities Sold Short - (97.4)%

Common Stocks - (97.4)%

CONSUMER DISCRETIONARY - (17.5)%
(28,941)	Marriott Vacations Worldwide Corp.	(3,269,175)
(29,694)	Penn National Gaming, Inc. (c)	(997,422)
(21,808)	Strayer Education, Inc.	(2,464,522)

		(6,731,119)

CONSUMER STAPLES - (3.0)%
(22,802)	Conagra Brands, Inc.	(814,716)
(5,367)	CVS Health Corp.	(345,366)

		(1,160,082)

ENERGY - (35.7)%
(38,908)	CVR Energy, Inc.	(1,439,207)
(121,905)	Enbridge, Inc.	(4,350,790)
(26,233)	Marathon Petroleum Corp.	(1,840,507)
(225,664)	Williams Cos., Inc. (The)	(6,117,751)

		(13,748,255)

FINANCIAL - (17.1)%
(340,908)	Annaly Capital Management, Inc., REIT	(3,507,943)
(7,531)	BOK Financial Corp.	(707,989)
(5,746)	CME Group, Inc.	(941,885)
(45,996)	CVB Financial Corp.	(1,031,230)
(10,540)	TriCo Bancshares	(394,723)

		(6,583,770)

HEALTHCARE - (3.6)%
(2,218)	Cigna Corp.	(376,949)
(24,168)	Takeda Pharmaceutical Co., Ltd.	(1,016,242)

		(1,393,191)

INDUSTRIALS - (1.1)%
(3,411)	United Technologies Corp.	(426,478)

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Merger Arbitrage Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks (continued)

INFORMATION TECHNOLOGY - (11.7)%
(56,916)	ANGI Homeservices, Inc., Class A (c)	(875,368)
(95,205)	Cohu, Inc.	(2,333,475)
(22,356)	Lumentum Holdings, Inc. (c)	(1,294,412)

		(4,503,255)

MATERIALS - (6.9)%
(437,003)	Hecla Mining Co.	(1,520,771)
(9,190)	International Flavors & Fragrances, Inc.	(1,139,192)

		(2,659,963)

TELECOMMUNICATION SERVICES (c) - (0.7)%
(17,576)	Cincinnati Bell, Inc.	(275,943)

	Total Common Stocks (Proceeds $37,188,721)	(37,482,056)

	Total Securities Sold Short (Proceeds $37,188,721)	(37,482,056)

Other Assets & Liabilities, Net - 16.4%		6,298,779

Net Assets - 100.0%		38,470,009

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales and or written option contracts. The market value of the securities pledged as collateral was $65,846,829.
(c)	No dividend payable on security sold short.

24	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Merger Arbitrage Fund

Purchased options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
United Technologies Corp.	$105.00	Jefferies	September 2018	49	514,500	$18,881	$2,548

Written options contracts outstanding as of June 30, 2018 were as follows:

Description	Exercise Price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
United Technologies Corp.	$125.00	Jefferies	September 2018	(42)	525,000	$(20,294)	$(20,622)

The Fund had the following swaps contracts, for which $0 was pledged as collateral, open at June 30, 2018:

Swap contracts outstanding as of June 30, 2018 were as follows:

Swap Contracts Outstanding

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS
IAC.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	October 17, 2018	USD	$1,619,524	$46	$186,463	$186,509
CAVM.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	November 23, 2018		3,315,267	633	121,975	122,608
COL.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	November 27, 2018		3,628,545	503	(71,874)	(71,371)
DISCK.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	April 26, 2019		2,458,413	1,812	457,632	459,444
SIGM.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 12, 2018		1,159,779	654	(122,035)	(121,381)
AET.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 12, 2018		1,179,930	1,193	(6,425)	(5,232)
PNK.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 20, 2018		2,404,390	267	244,336	244,603
GTO.AS	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	December 28, 2018	EUR	362,317	1,169	1,182	2,351
XL.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	March 7, 2019	USD	1,848,201	315	9,537	9,852
ORBK.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	March 21, 2019		3,594,364	280	(117,851)	(117,571)
OCLR.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	March 28, 2019		881,893	695	22,662	23,357
RSPP.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	April 17, 2019		3,314,448	316	(107,158)	(106,842)
MATR.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	April 30, 2019		795,424	1,234	8,369	9,603
AMA.AX	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 14, 2019	AUD	741,264	563	60,384	60,947
KLDX.A	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 17, 2019	USD	2,597,603	4,015	(171,117)	(167,102)
NXGN.L	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 21, 2019	GBP	1,311,574	880	17,575	18,455
SEP.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 21, 2019	USD	3,527,264	430	487,655	488,085

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Merger Arbitrage Fund

Underlying Instrument	Financing Rate	Payment Frequency	Counter- party	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
LONG EQUITY TRS (continued)
ATHN.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 30, 2019	USD	$425,256	$11	$19,518	$19,529
PAY.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 6, 2019		532,880	89	234	323
GPT.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 12, 2019		3,700,212	509	6,846	7,355
EVHC.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 13, 2019		2,457,746	209	(40,078)	(39,869)
MITL.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 17, 2019		3,456,728	1,199	3,216	4,415
EGC.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 20, 2019		3,461,951	1,469	(44,894)	(43,425)
RCII.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 20, 2019		1,060,171	274	(859)	(585)
COTV.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 21, 2019	GBP	1,652,574	143	1,454	1,597
VM.L	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 26, 2019		879,159	580	1,341	1,921
XRM.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 27, 2019		529,208	152	277	429
DNA.TO	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 28, 2019	CAD	1,038,174	2,074	(9,382)	(7,308)
EEP.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	July 2, 2019	USD	717,100	267	52,098	52,365
FRUT.TA	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 9, 2023	ILS	12,826,888	17	393,040	393,057

Total Long Equity TRS									$1,426,119

SHORT EQUITY TRS
CXO.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 29, 2019	USD	$(3,248,903)	$145	$13,776	$13,921
DISCA.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 17, 2019		(2,671,422)	498	(482,787)	(482,289)
MTCH.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 17, 2019		(1,202,570)	136	34,781	34,917
MRVL.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	May 23, 2019		(1,818,169)	703	4,723	5,426
ENB.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 5, 2019		(3,410,465)	455	(430,869)	(430,414)
CVI.N	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 17, 2019		(1,277,879)	143	46,642	46,785
KLAC.OQ	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 17, 2019		(1,604,101)	85	162,808	162,893
CYBGC.L	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs International	June 26, 2019	GBP	(922,179)	609	(2,326)	(1,717)

Total Short Equity TRS									$(650,478)

Total Total Return Swaps									$775,641

26	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2018	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 39.2%

Energy - 9.0%
876,418	Azure Midstream Energy LLC Term Loan B, 1-month LIBOR + 6.500% 11/15/2018	858,889
3,738,682	Fieldwood Energy LLC Exit 2nd Lien Term Loan, 1-month LIBOR + 7.250% 04/11/2023	3,638,971
844,278	Traverse Midstream Partners LLC Term Loan, 3-Month LIBOR + 4.000% 9/27/2024	845,257

		5,343,117

FINANCIAL - 3.9%
2,427,670	Walter Investment Management Corp. Tranche B Term Loan B, 1-month LIBOR + 6.000% 06/30/2022	2,337,142

HEALTHCARE - 1.2%
689,149	Quorum Health Corporation Term Loan B, 1-month LIBOR + 6.750% 04/29/2022	702,243

HOUSING - 1.6%
962,025	84 Lumber Company Term Loan B, 1-month LIBOR + 5.250% 10/25/2023	971,646

MANUFACTURING - 1.4%
800,000	VC GB Holdings, Inc. Second Lien Term Loan, 1-month LIBOR + 8.000% 02/28/2025	806,000

MEDIA & TELECOMMUNICATIONS (h) - 3.2%
2,500,000	iHeartCommunications, Inc. Tranche D Term Loan	1,913,437

RETAIL - 10.0%
2,470,010	Academy, Ltd. Term Loan B, 1-month LIBOR + 4.000% 07/01/2022	2,062,112
556,686	Neiman Marcus Group, Inc. (The), 1-month LIBOR + 3.250% 10/25/2020	494,755
3,862,052	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (h)	1,958,601
1,365,770	Term Loan B-4, 1-month LIBOR + 8.750% 01/18/2019	1,383,695

		5,899,163

SERVICE - 3.1%
2,000,000	Advantage Sales & Marketing, Inc. Second Lien Term Loan, 1-month LIBOR + 6.500% 07/25/2022	1,831,670

Principal Amount ($)		Value ($)

TELECOMMUNICATIONS (l) - 1.5%
844,763	TerreStar Corporation Term Loan A, PIK 11.000% 02/27/2020 (c)	843,074
19,809	Term Loan C, PIK 11.000% 02/27/2020 (c)	19,809

		862,883

Transportation - 1.5%
620,578	Gruden Acquisition, Inc. Term Loan, 3-month LIBOR + 5.500% 08/18/2022	626,011
258,065	American Traffic Solutions, Inc 2nd Lien Term Loan, 1-Month LIBOR + 7.750% 2/23/2026	258,387

		884,398

UTILITIES - 2.8%
1,623,513	Granite Acquisition, Inc. Second Lien Term Loan B, 3-month LIBOR + 7.250% 12/19/2022	1,631,630
15,190,310	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan (d)	30,381

		1,662,011

	Total U.S. Senior Loans (Cost $25,163,585)	23,213,710

Foreign Denominated or Domiciled Senior Loans (a) - 1.0%
CANADA - 1.0%
558,281	Sandvine Corporation Term Loan B, 3-month LIBOR + 5.750% 09/21/2022	563,166

	Total Foreign Denominated or Domiciled Senior Loans (Cost $529,065)	563,166

Collateralized Loan Obligations (e)(f) - 4.0%
1,000,000	Acis CLO, Ltd. Series 2014-5A, Class E1, 3-month LIBOR + 6.520%, FRN 11/01/2026 (k)	1,000,000
1,000,000	Eaton Vance CLO, Ltd. Series 2013-1A, Class DR, 3-month LIBOR + 7.600%, FRN 01/15/2028	1,025,000
376,765	Highland Park CDO I, Ltd. Series 2006-1A, Class A2, 3-month LIBOR + 0.400%, FRN 11/25/2051 (k)	365,462

	Total Collateralized Loan Obligations (Cost $2,181,712)	2,390,462

Corporate Bonds & Notes - 1.9%
ENERGY (f) - 0.0%
464	Sable Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/2021	286

HEALTHCARE (f)(g) - 1.5%
900,000	Surgery Center Holdings, Inc. 6.75%, 07/01/2025	858,375

INFORMATION TECHNOLOGY (h) - 0.0%
2,500,000	Avaya, Inc.	—

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of June 30, 2018	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

UTILITIES - 0.4%
2,437,000	Ocean Rig UDW, Inc. (c)(f)(h)(l)	168,153
3,506,000	Texas Competitive Electric Holdings Co., LLC (d)	11,920
15,307,000	Texas Competitive Electric Holdings Co., LLC (d)	52,044
467,000	Texas Competitive Electric Holdings Co., LLC (d)	1,588
3,000,000	Texas Competitive Electric Holdings Co., LLC (d)	9,750

		243,455

	Total Corporate Bonds & Notes (Cost $2,457,659)	1,102,116

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (c)(h)(l) - 0.0%
USD
317,982	Celtic Pharma Phinco BV	—

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	—

Shares
Common Stocks - 21.7%

FINANCIAL (i) - 0%
11,732	Ditech Holding Corp.	61,241

		61,241

CHEMICALS (i) - 6.0%
105,492	MPM Holdings, Inc.	3,560,355

COMMERCIAL & PROFESSIONAL SERVICES (g)(i) - 0.0%
24	Pendrell Corp.	16,440

ENERGY (g) - 0.0%
1	Arch Coal, Inc., Class A	78

MATERIALS (i)(l) - 3.8%
6,632	Omnimax International, Inc. (c)	2,237,436

Media & Telecommunications (i)(m) - 1.6%
6,363	Metro-Goldwyn-Mayer, Inc., Class A	593,748
2,895,971	Gambier Bay LLC (c)(j)(l)	372,856

		966,604

INFORMATION TECHNOLOGY (i) - 2.1%
62,130	Avaya Holdings Corp.	1,247,570

TELECOMMUNICATION SERVICES (i)(l)(m) - 2.3%
5,082	TerreStar Corporation (c)	1,330,620

UTILITIES (i) – 5.8%
3,322	Entegra TC LLC, Class A (c)(l)	26,975
143,772	Vistra Energy Corp.	3,401,645

		3,428,620

	Total Common Stocks (Cost $13,779,340)	12,848,964

Shares		Value ($)

Preferred Stocks - 1.8%

FINANCIALS (e)(f)(k) - 1.8%
1,500	Grayson CLO, Ltd., Series II	603,750
1,000	Westchester CLO, Ltd.	460,000

		1,063,750

	Total Preferred Stocks (Cost $1,443,578)	1,063,750

Rights - 0.3%

UTILITIES (i) - 0.3%
253,272	Texas Competitive Electric Holdings Co., LLC	147,531

	Total Rights (Cost $848,378)	147,531

Warrants - 0.1%

FINANCIAL (g)(i) - 0.0%
19,989	Ditech Holding Corp.	999
15,861	Ditech Holding Corp.	159

		1,158

INFORMATION TECHNOLOGY (i)(l) - 0.1%
10,195	Avaya Holdings Corp. (c)	36,498

	Total Warrants (Cost $14,311)	37,656

Registered Investment Companies (b) - 1.5%
908,896	State Street Navigator Securities Lending Government Money Market Portfolio 1.93%	908,896

	Total Registered Investment Companies (Cost $908,896)	908,896

Cash Equivalents - 29.1%

MONEY MARKET FUND (n) - 29.1%
17,241,370	State Street Institutional U.S. Government Money Market Fund, Premier Class 1.82%	17,241,370

	Total Cash Equivalents (Cost $17,241,370)	17,241,370

Total Investments - 100.6%		59,517,621

(Cost $64,780,455)
Other Assets & Liabilities, Net - (0.6)%		(351,765)

Net Assets - 100.0%		59,165,856

28	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2018	Highland Opportunistic Credit Fund

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents investments of cash collateral received in connection with securities lending.
(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board of Securities with a total aggregate value of 5,035,421, or 8.5% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2018. See Note 2.

(d)	Represents value held in escrow pending future events. No interest is being accrued.
(e)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2018. Current LIBOR rates include 1 month which is equal to 2.09% and 3 months equal to 2.34%.

(f)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2018, these securities amounted to $4,481,026 or 7.6% of net assets.

(g)

Securities (or a portion of securities) on loan. As of June 30, 2018, the market value of securities loaned was $2,156,092. The loaned securities were secured with cash and securities collateral of $2,168,274. Collateral is calculated based on prior day’s prices. See Note 4.

(h)	The issuer is, or is in danger of being, in default of its payment obligation.
(i)	Non-income producing security.
(j)	Affiliated issuer. Assets with a total aggregate market value of $372,856, or 0.6% of net assets, were affiliated with the Fund as of June 30, 2018.
(k)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(l)

Securities with a total aggregate value of $5,035,421, or 8.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(m)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$238,560	$593,748	0.9%
TerreStar Corporation	Common Stocks	12/12/2014	$1,456,829	$1,330,620	2.2%

(n)	Rate shown is 7 day effective yield.

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$908,896	$908,896

Total Borrowings	$908,896	$908,896

Gross amount of recognized liabilities for securities lending transactions		$908,896

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	29

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

Underlying Instrument Abbreviations:
AKRX.OQ	Akorn, Inc.
ALR.N	Alere, Inc.
AWH.N	Allied World Assurance Co.
BCR.N	CR Bard, Inc.
BRCD.OQ	Brocade Communications Systems
CAB.N	Cabela’s, Inc.
CAM.TO	Canam Group, Inc.
DGAS.OQ	Delta Natural Gas Co., Inc.
DGI.N	Digitalglobe, Inc.
DXC.N	DXC Technology Co.
ELOS.OQ	Syneron Medical, Ltd.
ESV.N	Ensco PLC
FIG.N	Fortress Investment Group
FSBK.OQ	First South Bancorp, Inc.
GNCMA.OQ	General Communication, Inc.
GSS5FDPR	GSS5FDPR
LVLT.N	Level 3 Communications, Inc.
MBLY.N	Mobileye NV
MON.N	Monsanto Co.
MSGROW	Morgan Stanley Growth Index
MSHDMDIA	Morgan Stanley Media Index
MSHDSSFT	Morgan Stanley SMID Cap Software Index
MSL.TO	Merus Labs International, Inc.
MSQQUMOL	Morgan Stanley US Momentum Long Index
MSXXITHB	Morgan Stanley High Beta Technology Index
MSXXSEM	Morgan Stanley Semiconductors Index
NXPI.O	NXP Semiconductors NV
OKE.N	Oneok, Inc.
OKS.N	Oneok Partners LP
OKSB.OQ	Southwest Bancorp, Inc.
PPL.TO	Pembina Pipeline Corp.
PSTB.OQ	Park Sterling Corp.
RAI.N	Reynolds American, Inc.
REIT	Real Estate Investment Trust
RICE.N	Rice Energy, Inc.
SAJA.OQ	Sajan, Inc.
SGBK.OQ	Stonegate Bank
STRP.A	Straight Path Communications
SWFT.N	Swift Transportation Co.
TMB.TO	Tembec, Inc.
TRCO.N	Tribune Media Co.
TWR.NZ	Tower, Ltd.
TWX.N	Time Warner, Inc.
VSN.TO	Veresen, Inc.
VWR.OQ	VWR Corp.
WFM.OQ	Whole Foods Market, Inc.
WGL.N	WGL Holdings, Inc.
WOOF.OQ	VCA, Inc.
WR.N	Westar Energy, Inc.
WSTC.OQ	West, Corp.

30	Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2018	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value(a)	305,528,833	55,052,272	69,653,286	41,903,395
Affiliated investments, at value (Note 9)	6,581,955	—	—	372,856

Total Investments, at value	312,110,788	55,052,272	69,653,286	42,276,251
Cash equivalents (Note 2)	11,107,119	4,316,869	—	17,241,370
Cash	1,116,226	99	—	144,711
Restricted Cash — Securities Sold Short and Written Options (Notes 2 and 3)	126,514,435	7,945,500	7,217,226	—
Restricted Cash — Swap (Note 2)	28,450,000	—	—	—
Foreign currency	162	—	129,798	—
Swaps, at value	7,154,852	—	2,370,747	—
Receivable for:
Investments sold	34,048,359	587,375	1,614,728	731,551
Dividends and interest	134,112	19,182	226,347	206,877
Fund shares sold	299,324	30,465	—	34,000
Due from broker	—	—	106,516	—
Prepaid expenses and other assets	46,392	380,342	40,120	168,157

Total assets	520,981,769	68,332,104	81,358,768	60,802,917

Liabilities
Due to custodian	—	—	553,401	—
Securities sold short, at value (Notes 2 and 8)	136,423,601	9,326,978	37,482,056	—
Swaps, at value	4,629,935	—	1,595,106	—
Due to broker	690,000	4,806	—	26,165
Written options contracts, at value (Note 3)	102,128	—	20,622	—

Payable for:
Investments purchased	14,711,473	1,361,343	2,624,554	—
Upon receipt of securities loaned (Note 4)	5,036,906	718,565	—	908,896
Fund shares redeemed	185,894	173,808	15,194	604,471
Swap payments	309,503	—	275,372	—
Investment advisory and administration fees (Note 6)	347,513	54,600	32,239	11,163
Accrued dividends on securities sold short	169,511	—	113,202	—
Transfer agent fees	51,410	17,901	2,456	9,615
Distribution and shareholder service fees (Note 6)	4,848	3,143	268	783
Trustees’ fees	2,203	2,042	122	337
Interest expense and commitment fee payable (Note 7)	268	—	—	1,387
Accrued expenses and other liabilities	360,994	118,042	174,167	74,244

Total liabilities	163,026,187	11,781,228	42,888,759	1,637,061

Commitments and Contingencies (Note 7)

Net Assets	357,955,582	56,550,876	38,470,009	59,165,856

See accompanying Notes to Financial Statements.	31

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2018	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Par value (Note 1)	27,970	4,359	1,838	13,627
Paid-in capital	323,259,567	248,897,441	37,770,604	81,401,714
Accumulated net investment loss	(3,136,168)	(803,187)	(513,494)	(4,864)
Accumulated realized gain	14,885,998	(195,727,396)	120,898	(16,981,786)
Net unrealized appreciation (depreciation) on investments, securities sold short, written options and foreign currency translations	22,918,215	4,179,659	1,090,163	(5,262,835)

Net Assets	357,955,582	56,550,876	38,470,009	59,165,856

Investments, at cost	284,960,374	50,904,673	69,019,929	45,197,510
Affiliated investments, at cost (Note 9)	6,420,163	—	—	2,341,575
Cash equivalents, at cost (Note 2)	11,107,119	4,316,869	—	17,241,370
Foreign currency, at cost	208	(4,464)	130,846	—
Proceeds from securities sold short	136,125,598	9,359,737	37,188,721	—
Written option premiums received	100,442	—	20,294	—
(a) Includes market value of securities on loan:	12,158,722	5,337,732	—	2,156,092

Class A:
Net assets	24,513,704	16,572,990	1,018,875	4,753,972
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,979,891	1,278,632	49,096	1,089,819
Net asset value per share(a)	12.38	12.96	20.75	4.36
Maximum offering price per share(b)(c)	13.10	13.71	21.96	4.52

Class C:
Net assets	20,796,326	13,300,409	1,320,743	3,561,737
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,820,047	1,090,775	63,962	812,261
Net asset value and offering price per share(a)	11.43	12.19	20.65	4.38

Class Z:
Net assets	312,645,552	26,677,477	36,130,391	50,850,147
Shares outstanding ($0.001 par value; unlimited shares authorized)	24,169,973	1,989,219	1,724,943	11,724,449
Net asset value, offering and redemption price per share	12.94	13.41	20.95	4.34

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for Long/Short Equity Fund and the Long/Short Healthcare Fund. The sales charge is 3.50% for the Floating Rate Opportunities Fund and the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

32	See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	3,729,329	432,692	1,066,127	62,639
Dividends from affiliated issuers (Note 9)	419,315	—	—	—
Less: Foreign taxes withheld	(13,630)	—	(231,698)	—
Securities lending income (Note 4)	22,129	37,114	—	23,181
Interest from unaffiliated issuers	1,066,193	205,705	75,412	5,242,054
Interest from affiliated issuers	—	—	—	28,672
Other income	3,167	—	131,383	26,511

Total Income	5,226,503	675,511	1,041,224	5,383,057

Expenses:
Investment advisory (Note 6)	8,546,663	815,526	427,888	662,406
Administration fees (Note 6)	759,703	163,105	—	—
Distribution and shareholder service fees: (Note 6)
Class A	100,166	77,199	5,614	19,852
Class C	231,757	171,742	12,915	34,286
Accounting services fees	248,441	47,251	255,451	46,163
Transfer agent fees	223,538	73,657	10,458	33,861
Legal fees	171,427	58,712	11,753	41,486
Registration fees	73,932	58,967	58,660	54,669
Audit fees	101,216	27,735	10,250	27,002
Interest expense and commitment fees (Note 7)	1,163,378	264,911	232,800	—
Insurance	75,842	34,549	3,524	8,541
Trustees fees (Note 6)	79,491	18,385	7,198	13,573
Reports to shareholders	31,804	24,013	194	15,624
Tax expense	—	—	5,800	—
Dividends and fees on securities sold short (Note 2)	2,779,438	183,750	577,781	—
Amortized offering costs	—	—	17,694	—
Other	45,518	114,416	16,005	14,485

Total operating expenses before waiver and reimbursement (Note 6)	14,632,314	2,133,918	1,653,985	971,948
Less: Expenses waived or borne by the adviser and administrator	(4,748,146)	—	(282,878)	(320,810)

Net operating expenses	9,884,168	2,133,918	1,371,107	651,138

Net investment income (loss)	(4,657,665)	(1,458,407)	(329,883)	4,731,919

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	55,096,524	11,555,530	3,691,173	(1,017,495)
Investments from affiliated issuers (Note 9)	98,541	—	—	—
Securities sold short (Note 2)	(25,150,983)	(6,007,680)	(4,349,445)	—
Swap contracts (Note 3)	4,440,919	—	1,496,679	—
Written options contracts (Note 3)	2,267,778	2,847,523	178,264	—
Futures contracts (Note 3)	141,435	—	29,138	—
Foreign currency related transactions	(30,557)	—	(17,959)	(654)

Change unrealized appreciation (depreciation) on:
Investments	4,842,607	(300,629)	7,545	3,053,887
Investments in affiliated issuers (Note 9)	(255,358)	—	—	(286,622)
Securities sold short (Note 2)	(331,507)	913,164	287,601	—
Swap contracts (Note 3)	(5,239,941)	—	5,099	—
Written options contracts (Note 3)	(129,273)	(49,649)	(328)	—
Futures contracts (Note 3)	79,800	—	39,750	—
Foreign currency related translations	1,697	3,067	(4,579)	—

Net realized and unrealized gain (loss) on investments	35,831,682	8,961,326	1,362,938	1,749,116

Total increase in net assets resulting from operations	31,174,017	7,502,919	1,033,055	6,481,035

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(4,657,665)	(7,695,197)
Net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	36,863,657	34,085,869
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(1,031,975)	11,290,317

Net increase from operations	31,174,017	37,680,989

Distributions to shareholders from:
Net investment income	—	—
Net realized gains
Class A	(897,492)	—
Class C	(667,393)	—
Class Z	(8,383,528)	—

Total distributions	(9,948,413)	—

Increase in net assets from operations and distributions	21,225,604	37,680,989

Share transactions:
Proceeds from sale of shares
Class A	7,926,311	7,691,033
Class C	2,251,241	1,217,394
Class Z	86,574,355	60,446,860
Value of distributions reinvested
Class A	835,687	—
Class C	530,096	—
Class Z	5,636,542	—
Cost of shares redeemed
Class A	(17,774,126)	(18,388,476)
Class C	(9,245,975)	(27,394,707)
Class Z	(133,922,556)	(328,558,114)

Net decrease from shares transactions	(57,188,425)	(304,986,010)

Total decrease in net assets	(35,962,821)	(267,305,021)

Net Assets
Beginning of period	393,918,403	661,223,424

End of period	357,955,582	393,918,403

Accumulated net investment loss	(3,136,168)	(7,506,656)

34	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2018	Year Ended June 30, 2017

Class A:
Shares sold	649,162	684,252
Issued for distribution reinvested	69,409	—
Shares redeemed	(1,464,260)	(1,632,895)

Net decrease in fund shares	(745,689)	(948,643)

Class C:
Shares sold	196,589	115,956
Issued for distribution reinvested	47,542	—
Shares redeemed	(815,532)	(2,601,432)

Net decrease in fund shares	(571,401)	(2,485,476)

Class Z:
Shares sold	6,762,221	5,162,638
Issued for distribution reinvested	449,127	—
Shares redeemed	(10,388,753)	(28,160,278)

Net decrease in fund shares	(3,177,405)	(22,997,640)

See accompanying Notes to Financial Statements.	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(1,458,407)	(3,621,662)
Net realized gain on investments, securities sold short and written options	8,395,373	3,299,369
Net increase in unrealized appreciation (depreciation) on investments, securities sold short and written options	565,953	1,193,236

Net increase from operations	7,502,919	870,943

Distributions to shareholders from:
Net investment income
Class A	(113,620)	—
Class Z	(455,274)	—

Total distributions	(568,894)	—

Increase in net assets from operations and distributions	6,934,025	870,943

Share transactions:
Proceeds from sale of shares
Class A	700,095	5,019,184
Class C	661,941	1,024,516
Class Z	15,545,740	15,456,251
Value of distributions reinvested
Class A	104,710	—
Class Z	449,520	—
Cost of shares redeemed
Class A	(17,207,744)	(57,855,684)
Class C	(11,706,522)	(33,623,315)
Class Z	(46,541,902)	(121,468,105)

Net decrease from shares transactions	(57,994,162)	(191,447,153)

Total decrease in net assets	(51,060,137)	(190,576,210)

Net Assets
Beginning of period	107,611,013	298,187,223

End of period	56,550,876	107,611,013

Accumulated net investment loss	(803,187)	(1,026,588)

36	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2018	Year Ended June 30, 2017

Class A:
Shares sold	59,924	422,779
Issued for distribution reinvested	8,762	—
Shares redeemed	(1,456,677)	(5,058,106)

Net decrease in fund shares	(1,387,991)	(4,635,327)

Class C:
Shares sold	59,026	92,863
Shares redeemed	(1,053,077)	(3,091,029)

Net decrease in fund shares	(994,051)	(2,998,166)

Class Z:
Shares sold	1,260,353	1,292,785
Issued for distribution reinvested	36,428	—
Shares redeemed	(3,779,363)	(10,207,311)

Net decrease in fund shares	(2,482,582)	(8,914,526)

See accompanying Notes to Financial Statements.	37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2018 ($)	Period Ended June 30, 2017(a) ($)	Period Ended December 31, 2016(b) ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(329,883)	242,673	(109,438)
Net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	1,027,850	867,023	217,463
Net increase in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	335,088	425,706	329,369

Net increase from operations	1,033,055	1,535,402	437,394

Distributions to shareholders from:
Net investment income
Class A	(93,186)	—	—
Class C	(60,287)	—	—
Class Z	(1,611,468)	—	(3,528)
Net realized gains
Class A	(27,989)	—	(3)
Class C	(21,216)	—	(2)
Class Z	(535,933)	—	(1,145)

Total distributions	(2,350,079)	—	(4,678)

Decrease in net assets from operations and distributions	(1,317,024)	1,535,402	432,716

Share transactions:
Proceeds from sale of shares
Class A	325,206	1,520,529	120,390
Class C	866,516	957,388	95,001
Class Z	10,827,811	3,713,731	20,819,240
Value of distributions reinvested
Class A	121,174	—	3
Class C	67,622	—	2
Class Z	2,143,897	—	4,673
Cost of shares redeemed
Class A	(979,433)	(52,302)	(3)
Class C	(641,792)	—	—
Class Z	(2,990,058)	(238,645)	(5,015)

Net increase from shares transactions	9,740,943	5,900,701	21,034,291

Total increase in net assets	8,423,919	7,436,103	21,467,007

Net Assets
Beginning of period	30,046,090	22,609,987	1,142,980

End of period	38,470,009	30,046,090	22,609,987

Accumulated net investment income (loss)	(513,494)	414,224	(43,784)

(a)	For the six month period ended June 30, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	For the period from the commencement of operations on August 19, 2016 to December 31, 2016.

38	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2018	Period Ended June 30, 2017(a)	Period Ended December 31, 2016(b) $

Class A:
Shares sold	15,115	73,300	5,896
Issued for distribution reinvested	5,905	—	—
Shares redeemed	(48,636)	(2,484)	—

Net increase (decrease) in fund shares	(27,616)	70,816	5,896

Class C:
Shares sold	41,998	46,167	4,664
Issued for distribution reinvested	3,312	—	—
Shares redeemed	(32,179)	—	—

Net increase in fund shares	13,131	46,167	4,664

Class Z:
Shares sold	512,098	178,437	1,030,135
Shares converted from Highland Merger Arbitrage Fund, L.P.	—	—	57,012
Issued for distribution reinvested	104,054	—	227
Shares redeemed	(145,457)	(11,320)	(243)

Net increase in fund shares	470,695	167,117	1,087,131

(a)	For the six months ended June 30, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	For the period from the commencement of operations on August 19, 2016 to December 31, 2016.

See accompanying Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	4,731,919	6,945,088
Net realized loss on investments and foreign currency transactions	(1,018,149)	(4,580,582)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,767,265	13,078,762

Net increase from operations	6,481,035	15,443,268

Distributions to shareholders from:
Net investment income
Class A	(373,116)	(751,769)
Class C	(239,387)	(105,137)
Class Z	(3,837,432)	(6,111,758)
Return of capital
Class A	(6,671)	—
Class C	(4,280)	—
Class Z	(68,612)	—

Total distributions	(4,529,498)	(6,968,664)

Increase in net assets from operations and distributions	1,951,537	8,474,604

Share transactions:
Proceeds from sale of shares
Class A	2,055,977	11,238,155
Class C	1,083,561	3,504,029
Class Z	12,821,291	30,478,635
Value of distributions reinvested
Class A	346,654	663,132
Class C	90,311	47,493
Class Z	3,640,501	5,670,978
Cost of shares redeemed
Class A	(6,293,216)	(9,530,570)
Class C	(1,432,301)	(232,795)
Class Z	(39,026,551)	(25,855,128)

Net increase (decrease) from shares transactions	(26,713,773)	15,983,929

Total increase (decrease) in net assets	(24,762,236)	24,458,533

Net Assets
Beginning of period	83,928,092	59,469,559

End of period	59,165,856	83,928,092

Accumulated net investment income	(4,864)	34,209

40	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2018	Year Ended June 30, 2017
Class A:
Shares sold	485,249	2,696,863
Issued for distribution reinvested	82,044	160,315
Shares redeemed	(1,497,135)	(2,217,613)

Net increase (decrease) in fund shares	(929,842)	639,565

Class C:
Shares sold	256,621	821,807
Issued for distribution reinvested	21,270	11,291
Shares redeemed	(336,427)	(54,168)

Net increase (decrease) in fund shares	(58,536)	778,930

Class Z:
Shares sold	3,061,821	7,396,549
Issued for distribution reinvested	866,440	1,383,276
Shares redeemed	(9,290,157)	(6,245,882)

Net increase (decrease) in fund shares	(5,361,896)	2,533,943

See accompanying Notes to Financial Statements.	41

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	31,174,017

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(908,675,786)
Purchases of investment securities from affiliated issuers	(419,315)
Proceeds from disposition investment securities from unaffiliated issuers	1,028,449,177
Net Purchases of purchased options	(1,079,509)
Proceeds from the sale of short-term portfolio investments, net	44,677,021
Purchases of securities sold short	(980,646,213)
Proceeds of securities sold short	954,651,344
Net proceeds received on written options contracts	2,148,638
Net realized gain on investments from unaffiliated issuers	(55,096,524)
Net realized gain on investments from affiliated issuers	(98,541)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	22,913,762
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swap contracts, written options contracts and foreign currency related translations	1,111,775
Increase in restricted cash	(49,900,081)
Decrease in due to broker	690,000
Decrease in receivable for investments sold	20,259,453
Decrease in receivable for dividends and interest	241,681
Decrease in receivable for swap receivable	413,617
Change in swap premuim	(35,430)
Decrease in other assets	199,807
Increase in payable for variation margin	15,913
Decrease in payable for investments purchased	(45,297,837)
Increase in payable for swap payments	309,503
Decrease in payables to related parties	(25,195)
Increase in payable upon receipt of securities on loan	1,786,439
Decrease in payable for distribution and shareholder service fees	(354)
Decrease in payable for transfer agent fees	(24,550)
Increase in accrued dividends on short sales	7,349
Increase in payable for commitment fees	268
Decrease in accrued expenses and other liabilities	(63,860)

Net cash flow provided by operating activities	67,686,569

Cash Flows Used In Financing Activities:
Distributions paid in cash	(2,946,088)
Decrease in due to custodian	(29,964)
Payments on shares redeemed	(161,322,658)
Proceeds from shares sold	97,068,254

Net cash flow used in financing activities	(67,230,456)

Effect of exchange rate changes on cash	(28,860)

Net decrease in cash	427,253

Cash and Foreign Currency:
Beginning of year	689,135

End of year	1,116,388

Supplemental disclosure of cash flow information:
Reinvestment of distributions	7,002,325

Cash paid during the year for interest expense and commitment fees	1,163,378

42	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018	Highland Long/Short Healthcare Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	7,502,919

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(441,570,392)
Proceeds from disposition of investment securities from unaffiliated issues	512,427,199
Proceeds from sales of short-term portfolio investments, net	11,414,723
Purchases of securities sold short	(372,388,249)
Proceeds of securities sold short	310,403,041
Purchases of purchased options	(3,661,058)
Net accretion of premiums	(438)
Net proceeds on written options contracts	2,384,261
Net realized gain on Investments from unaffiliated issuers	(11,555,530)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	3,160,157
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(565,953)
Decrease in restricted cash	63,581,708
Decrease in receivable for investments sold	23,806,803
Decrease in dividends and interest receivable	64,884
Decrease in prepaid expenses and other assets	18,515
Increase in due to broker	4,806
Decrease in payable upon receipt of securities on loan	(3,328,651)
Decrease in payable for investments purchased	(42,202,310)
Decrease in payables to related parties	(48,255)
Decrease in payable for distribution and shareholder service fees	(1,438)
Decrease in payable to transfer agent fees	(51,673)
Decrease in accrued expenses and other liabilities	(91,938)

Net cash flow used in operating activities	59,303,131

Cash Flows Received from (Used In) Financing Activities:
Payments on shares redeemed	(76,254,597)
Proceeds from shares sold	16,967,687
Decrease in due to custodian	(4,525)
Distributions paid in cash	(14,664)

Net cash flow used in financing activities	(59,306,099)

Effect of exchange rate changes on cash	3,067

Net Decrease in Cash	99

Cash and Foreign Currency/Due to Custodian:
Beginning of year	—

End of year	99

Supplemental disclosure of cash flow information:
Reinvestment of distributions	554,230

Cash paid during the year for interest expense and commitment fees	264,911

See accompanying Notes to Financial Statements.	43

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018	Highland Merger Arbitrage Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	1,033,055

Adjustments to Reconcile Net Investment Gain to Net Cash Used in Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(237,091,165)
Proceeds from disposition of investment securities from unaffiliated issues	194,628,698
Purchases of short-term portfolio investments, net	4,348,313
Purchases of securities sold short	(129,961,636)
Proceeds of securities sold short	143,344,797
Net Purchases of purchased options	23,674
Change in swap premium	(23,770)
Net premium received on open written options contracts	198,558
Net realized gain on Investments from unaffiliated issuers	(3,691,173)
Net realized loss on securities sold short, written options contracts and foreign currency transactions	4,189,140
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts, swap contracts and translation on assets and liabilities denominated in foreign currency	(295,338)
Increase in restricted cash	16,893,158
Decrease in net receivable for investment advisory and administration fees	73,248
Decrease in net receivable for variation margin	102,009
Decrease in receivable for investments sold	204,102
Increase in dividends and interest receivable	(215,060)
Decrease in prepaid expenses and other assets	13,613
Decrease in receivable for swap receivable	116,172
Increase due from broker	(106,516)
Decrease in net payable for variation margin	(39,750)
Decrease in payable for investments purchased	(2,332,238)
Increase in payables to investment advisory and administration fees	3,121
Increase in receivable for swap payable	275,372
Increase in payable for distribution and shareholder service fees	49
Increase in payable for dividends on securities sold short	103,537
Increase in payable to transfer agent fees	1,906
Increase in accrued expenses and other liabilities	24,211

Net cash flow used in operating activities	(8,179,913)

Cash Flows Used In Financing Activities:
Payments on shares redeemed	(4,606,594)
Proceeds from shares sold	12,133,033
Distributions paid in cash	(17,386)

Net cash flow provided by financing activities	7,509,053

Effect of exchange rate changes on cash	(22,538)

Net Decrease in Cash	(693,398)

Cash and Foreign Currency/Due to Custodian:
Beginning of year	269,795

End of year	(423,603)

Supplemental disclosure of cash flow information:
Reinvestment of distributions	2,332,693

Cash paid during the year for interest expense and commitment fees	336,337

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$11.80	$10.95	$11.98	$12.18	$11.37
Income from Investment Operations:
Net investment loss(a)	(0.18)	(0.18)	(0.18)	(0.20)	(0.21)
Redemption fees added to paid-in capital	—	—	—	—	— (b)
Net realized and unrealized gain/(loss)	1.09	1.03	(0.40)	0.48	1.97

Total from investment operations	0.91	0.85	(0.58)	0.28	1.76
Less Distributions Declared to Shareholders:
From net realized gains	(0.33)	—	(0.45)	(0.48)	(0.95)

Total distributions declared to shareholders	(0.33)	—	(0.45)	(0.48)	(0.95)
Net Asset Value, End of Period(c)	$12.38	$11.80	$10.95	$11.98	$12.18
Total Return(c)(d)	7.77%	7.76%	(4.99)%	2.45%	15.60%
Ratios to Average Net Assets(e)(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$24,514	$32,163	$40,219	$76,813	$195,612
Gross operating expenses(g)	4.06%	3.89%	3.62%	3.58%	3.75%
Net investment loss	(1.43)%	(1.64)%	(1.56)%	(1.63)%	(1.69)%
Portfolio turnover rate	247%	404%	457%	414%	349%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.81%	2.64%	2.37%	2.33%	2.50%
Interest expense and commitment fees	0.30%	0.01%	0.02%	0.07%	—
Dividends and fees on securities sold short	0.71%	0.80%	0.57%	0.49%	0.56%

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$10.98	$10.25	$11.32	$11.62	$10.95
Income from Investment Operations:
Net investment loss(a)	(0.24)	(0.24)	(0.23)	(0.26)	(0.27)
Redemption fees added to paid-in capital	—	—	—	—	— (b)
Net realized and unrealized gain/(loss)	1.02	0.97	(0.39)	0.44	1.89

Total from investment operations	0.78	0.73	(0.62)	0.18	1.62
Less Distributions Declared to Shareholders:
From net realized gains	(0.33)	—	(0.45)	(0.48)	(0.95)

Total distributions declared to shareholders	(0.33)	—	(0.45)	(0.48)	(0.95)
Net Asset Value, End of Period(c)	$11.43	$10.98	$10.25	$11.32	$11.62
Total Return(c)(d)	7.16%	7.12%	(5.65)%	1.69%	14.89%
Ratios to Average Net Assets(e)(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$20,796	$26,263	$50,006	$55,639	$55,795
Gross operating expenses(g)	4.71%	4.51%	4.27%	4.28%	4.39%
Net investment (loss)	(2.10)%	(2.31)%	(2.20)%	(2.27)%	(2.35)%
Portfolio turnover rate	247%	404%	457%	414%	349%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.46%	3.26%	3.02%	3.03%	3.14%
Interest expense and commitment fees	0.30%	0.01%	0.01%	0.07%	—
Dividends and fees on securities sold short	0.72%	0.77%	0.57%	0.54%	0.56%

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$12.27	$11.34	$12.35	$12.51	$11.61
Income from Investment Operations:
Net investment (loss)(a)	(0.14)	(0.15)	(0.14)	(0.16)	(0.17)
Redemption fees added to paid-in capital	—	—	—	—	— (b)
Net realized and unrealized gain/(loss)	1.14	1.08	(0.42)	0.48	2.02

Total from investment operations	1.00	0.93	(0.56)	0.32	1.85
Less Distributions Declared to Shareholders:
From net realized gains	(0.33)	—	(0.45)	(0.48)	(0.95)

Total distributions declared to shareholders	(0.33)	—	(0.45)	(0.48)	(0.95)
Net Asset Value, End of Period(c)	$12.94	$12.27	$11.34	$12.35	$12.51
Total return(c)(d)	8.22%	8.20%	(4.67)%	2.71%	16.07%
Ratios to Average Net Assets(e)(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$312,646	$335,493	$570,998	$724,250	$766,646
Gross operating expenses(g)	3.71%	3.51%	3.27%	3.28%	3.39%
Net investment (loss)	(1.12)%	(1.31)%	(1.20)%	(1.27)%	(1.34)%
Portfolio turnover rate	247%	404%	457%	414%	349%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.46%	2.26%	2.02%	2.03%	2.14%
Interest expense and commitment fees	0.30%	0.01%	0.01%	0.07%	—
Dividends and fees on securities sold short	0.72%	0.77%	0.57%	0.54%	0.56%

See accompanying Notes to Financial Statements.	47

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$11.61	$11.50	$16.22	$15.07	$11.03
Income from Investment Operations:
Net investment loss(a)	(0.21)	(0.21)	(0.28)	(0.32)	(0.27)
Redemption fees added to paid-in capital	—	—	—	—	—	(a)(f)
Net realized and unrealized gain/(loss)(a)	1.62	0.32	(3.86)	2.15	4.31

Total from investment operations	1.41	0.11	(4.14)	1.83	4.04
Less Distributions Declared to Shareholders:
From net investment income	(0.06)	—	—	—	—
From net realized gains	—	—	(0.58)	(0.68)	—

Total distributions declared to shareholders	(0.06)	—	(0.58)	(0.68)	—
Net Asset Value, End of Period(b)	$12.96	$11.61	$11.50	$16.22	$15.07
Total Return(b)(c)	12.23%	0.96%	(26.03)%	12.71%	36.63%
Ratios to Average Net Assets(d)(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$16,573	$30,967	$83,952	$179,486	$153,358
Gross operating expenses(g)	2.62%	2.72%	2.70%	2.55%	2.55%
Net investment loss	(1.79)%	(1.82)%	(2.01)%	(2.09)%	(1.82)%
Portfolio turnover rate	489%	964%	901%	409%	538%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Represents less than $0.005 per share.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.62%	2.72%	2.70%	2.55%	2.55%
Interest expense and commitment fees	0.32%	0.01%	—	—	—
Dividends and fees on securities sold short	0.19%	0.70%	0.85%	0.77%	0.77%

48	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$10.94	$10.90	$15.48	$14.50	$10.68
Income from Investment Operations:
Net investment loss(a)	(0.27)	(0.27)	(0.34)	(0.42)	(0.35)
Redemption fees added to paid-in capital	—	—	—	—	—	(a)(f)
Net realized and unrealized gain/(loss)(a)	1.52	0.31	(3.66)	2.08	4.17

Total from investment operations	1.25	0.04	(4.00)	1.66	3.82
Less Distributions Declared to Shareholders:
From net realized gains	—	—	(0.58)	(0.68)	—

Total distributions declared to shareholders	—	—	(0.58)	(0.68)	—
Net Asset Value, End of Period(b)	$12.19	$10.94	$10.90	$15.48	$14.50
Total Return(b)(c)	11.43%	0.37%	(26.37)%	12.02%	35.77%
Ratios to Average Net Assets(d)(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$13,300	$22,805	$55,381	$83,971	$47,964
Gross operating expenses(g)	3.28%	3.37%	3.38%	3.29%	3.25%
Net investment (loss)	(2.45)%	(2.47)%	(2.66)%	(2.81)%	(2.51)%
Portfolio turnover rate	489%	964%	901%	409%	538%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Represents less than $0.005 per share.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.28%	3.37%	3.38%	3.29%	3.25%
Interest expense and commitment fees	0.32%	0.01%	—	0.01%	—
Dividends and fees on securities sold short	0.20%	0.70%	0.87%	0.84%	0.79%

See accompanying Notes to Financial Statements.	49

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$12.04	$11.87	$16.66	$15.40	$11.23
Income from Investment Operations:
Net investment (loss)(a)	(0.19)	(0.18)	(0.23)	(0.30)	(0.22)
Redemption fees added to paid-in capital	—	—	—	—	—	(a)(f)
Net realized and unrealized gain/(loss)(a)	1.69	0.35	(3.98)	2.24	4.39

Total from investment operations	1.50	0.17	(4.21)	1.94	4.17
Less Distributions Declared to Shareholders:
From net investment income	(0.13)	—	—	—	—
From net realized gains	—	—	(0.58)	(0.68)	—

Total distributions declared to shareholders	(0.13)	—	(0.58)	(0.68)	—
Net Asset Value, End of Period(b)	$13.41	$12.04	$11.87	$16.66	$15.40
Total return(b)(c)	12.58%	1.43%	(25.75)%	13.16%	37.13%
Ratios to Average Net Assets(d)(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$26,677	$53,839	$158,854	$454,021	$112,879
Gross operating expenses(g)	2.34%	2.38%	2.32%	2.41%	2.26%
Net investment (loss)	(1.52)%	(1.49)%	(1.62)%	(1.90)%	(1.51)%
Portfolio turnover rate	489%	964%	901%	409%	538%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Represents less than $0.005 per share.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.34%	2.38%	2.32%	2.41%	2.26%
Interest expense and commitment fees	0.32%	0.01%	—	0.01%	—
Dividends and fees on securities sold short	0.26%	0.70%	0.82%	0.96%	0.80%

50	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)

Net Asset Value, Beginning of Period	$21.65	$20.53	$20.00
Income from Investment Operations:
Net investment income/(loss)(c)	(0.20)	0.24	(0.22)
Net realized and unrealized gain/(loss)	0.70	0.88	0.75

Total from investment operations	0.50	1.12	0.53
Less Distributions Declared to Shareholders:
From net investment income	(1.07)	—	—
From net realized gains	(0.33)	—	— (d)

Total distributions declared to shareholders	(1.40)	—	— (d)
Net Asset Value, End of Period(e)	$20.75	$21.65	$20.53
Total Return(e)(f)(g)	2.53%	5.46%	2.66%
Ratios to Average Net Assets(h)(i)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,019	$1,661	$121
Gross operating expenses(j)	4.77%	6.40%	7.16%
Net investment income/(loss)	(0.98)%	2.30%	(3.00)%
Portfolio turnover rate(g)	401%	233%	718%

(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Class commenced operations on August 19, 2016.
(c)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(d)	Represents less than $0.005 per share.
(e)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(f)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(g)	Not annualized.
(h)	All ratios for the period have been annualized, unless otherwise indicated.
(i)	Includes dividends and fees on securities sold short.
(j)	Supplemental expense ratios are shown below:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.97%	5.05%	4.62%
Interest expense and commitment fees	0.65%	—	1.60%
Dividends and fees on securities sold short	1.38%	3.19%	1.14%

See accompanying Notes to Financial Statements.	51

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)

Net Asset Value, Beginning of Period	$21.52	$20.48	$20.00
Income from Investment Operations:
Net investment income/(loss)(c)	(0.39)	0.05	(0.28)
Net realized and unrealized gain	0.77	0.99	0.76

Total from investment operations	0.38	1.04	0.48
Less Distributions Declared to Shareholders:
From net investment income	(0.92)	—	—
From net realized gains	(0.33)	—	— (d)

Total distributions declared to shareholders	(1.25)	—	— (d)
Net Asset Value, End of Period(e)	$20.65	$21.52	$20.48
Total Return(e)(f)(g)	1.95%	5.08%	2.41%
Ratios to Average Net Assets(h)(i)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,321	$1,094	$96
Gross operating expenses(j)	5.51%	7.28%	8.15%
Net investment income/(loss)	(1.88)%	0.47%	(3.93)%
Portfolio turnover rate(g)	401%	233%	718%

(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Commenced operations on August 19, 2016.
(c)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(d)	Represents less than $0.005 per share.
(e)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(f)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(g)	Not annualized.
(h)	All ratios for the period have been annualized, unless otherwise indicated.
(i)	Includes dividends and fees on securities sold short.
(j)	Supplemental expense ratios are shown below:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.72%	5.95%	5.62%
Interest expense and commitment fees	0.65%	—	1.39%
Dividends and fees on securities sold short	1.53%	3.47%	1.69%

52	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)

Net Asset Value, Beginning of Period	$21.76	$20.60	$20.05
Income from Investment Operations:
Net investment income/(loss)(c)	(0.18)	0.19	(0.12)
Net realized and unrealized gain	0.77	0.97	0.67

Total from investment operations	0.59	1.16	0.55
Less Distributions Declared to Shareholders:
From net investment income	(1.07)	—	—
From net realized gains	(0.33)	—	— (d)

Total distributions declared to shareholders	(1.40)	—	— (d)
Net Asset Value, End of Period(e)	$20.95	$21.76	$20.60
Total return(e)(f)(g)	2.93%	5.63%	2.76%
Ratios to Average Net Assets(h)/Supplemental Data:
Net assets, end of period (in 000’s)	$36,130	$27,291	$22,393
Gross operating expenses(i)	4.59%	6.11%	6.04%
Net investment income/(loss)	(0.88)%	1.84%	(1.68)%
Portfolio turnover rate(g)	401%	233%	718%

(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Commenced operations on August 19, 2016.
(c)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(d)	Represents less than $0.005 per share.
(e)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(f)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(g)	Not annualized.
(h)	All ratios for the period have been annualized, unless otherwise indicated.
(i)	Supplemental expense ratios are shown below:

	For the Year Ended June 30, 2018(a)	For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016(b)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.80%	4.75%	3.50%
Interest expense and commitment fees	0.65%	—	0.84%
Dividends and fees on securities sold short	1.63%	3.22%	1.14%

See accompanying Notes to Financial Statements.	53

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018		2017	2016	2015*

Net Asset Value, Beginning of Period	$4.22		$3.73	$5.30	$6.22
Income from Investment Operations:
Net investment income(a)	0.30		0.38	0.53	0.24
Net realized and unrealized gain/(loss)	0.11		0.48	(1.59)	(0.93)

Total from investment operations	0.41		0.86	(1.06)	(0.69)
Less Distributions Declared to Shareholders:
From net investment income	(0.27)		(0.37)	(0.51)	(0.23)
From return of capital	(0.00	)(g)	—	—	—

Total distributions declared to shareholders	(0.27)		(0.37)	(0.51)	(0.23)
Net Asset Value, End of Period(b)	$4.36		$4.22	$3.73	$5.30
Total Return(b)(c)	10.21%		23.79%	(19.68)%	(11.14	)%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$4,754		$8,527	$5,149	$7,730
Gross operating expenses(f)	1.74%		1.94%	2.14%	2.30%
Net investment income	7.01%		9.15%	13.06%	4.43%
Portfolio turnover rate	42%		113%	83%	41	%(d)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015*
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.25%	1.44%	1.53%	1.27%
Interest expense and commitment fees	—	— (h)	0.23%	—
Dividends and fees on securities sold short	—	0.06%	—	—

(g)	Represents less than $0.005 per share.
(h)	Represents less than 0.005%.

54	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2018		2017	2016	2015*

Net Asset Value, Beginning of Period	$4.24		$3.75	$5.30	$6.22
Income from Investment Operations:
Net investment income(a)	0.27		0.30	0.50	0.21
Net realized and unrealized gain/(loss)	0.12		0.54	(1.58)	(0.93)

Total from investment operations	0.39		0.84	(1.08)	(0.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.25)		(0.35)	(0.47)	(0.20)
From return of capital	(0.00	)(g)	—	—	—

Total distributions declared to shareholders	(0.25)		(0.35)	(0.47)	(0.20)
Net Asset Value, End of Period(b)	$4.38		$4.24	$3.75	$5.30
Total Return(b)(c)	9.65%		23.14%	(20.16)%	(11.61	)%(d)
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$3,562		$3,695	$344	$160
Gross operating expenses(f)	2.24%		2.41%	2.64%	2.80%
Net investment income	6.35%		6.99%	12.85%	3.88%
Portfolio turnover rate	42%		113%	83%	41	%(d)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2018	2017	2016	2015*
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.76%	1.91%	2.03%	1.77%
Interest expense and commitment fees	—	— (h)	0.23%	—
Dividends and fees on securities sold short	—	0.06%	—	—

(g)	Represents less than $0.005 per share.
(h)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	55

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,				For the Six Months Ended June 30, 2014**		For the Year Ended December 31, 2013**
	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$4.20	$3.71	$5.30	$6.21	$6.04		$4.49
Income from Investment Operations:
Net investment income/(loss)	0.30 (a)	0.38 (a)	0.54 (a)	0.26 (a)	(0.05)		0.05
Net realized and unrealized gain/(loss)	0.13	0.49	(1.59)	(0.92)	0.22		1.50

Total from investment operations	0.43	0.87	(1.05)	(0.66)	0.17		1.55
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.38)	(0.54)	(0.25)	—		—
From return of capital	(0.01)	—	—	—	—		—

Total distributions declared to shareholders	(0.29)	(0.38)	(0.54)	(0.25)	—		—
Net Asset Value, End of Period(b)	$4.34	$4.20	$3.71	$5.30	$6.21		$6.04
Total return(b)(c)	10.62%	24.31%	(19.43)%	(10.63)%	2.81	%(d)	34.52%
Ratios to Average Net Assets(d)/Supplemental Data:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$50,850	$71,706	$53,977	$78,893	$2,721		$816
Gross operating expenses(e)	1.39%	1.63%	1.79%	1.95%	4.23	%(f)	8.52	%(f)
Net investment income/(loss)	7.22%	9.28%	13.35%	4.80%	(1.53)%		0.93%
Portfolio turnover rate	42%	113%	83%	41%	—%		—%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30.
**	Historical data shown is that of the Highland Special Situations Fund, which reorganized into the Highland Opportunistic Credit Fund on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,				For the Six Months Ended June 30, 2014**	For the Year Ended December 31, 2013**
	2018	2017	2016	2015*
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.91%	1.13%	1.18%	0.91%	4.23%	8.52%
Interest expense and commitment fee	—	— (g)	0.23%	—	—	—
Dividends and fees on securities sold short	—	0.06%	—	—	—	—

(g)	Represents less than 0.005%.

56	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2018	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that were offered as of June 30, 2018, each of which is non-diversified. This report includes information for the year ended June 30, 2018 for Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On September 6, 2017, the Board of Trustees approved an agreement and plan of reorganization pursuant to which Highland Floating Rate Opportunities Fund, a previous series in the Trust, would re-domicile into the sole series of a newly-formed Massachusetts business trust, Highland Floating Rate Opportunities Fund II. The re-domiciling was effective on September 25, 2017.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Long/Short Equity Fund	5.50
Long/Short Healthcare Fund	5.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”)), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2018, the Funds’ investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, claims, common

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

stocks, preferred stocks, exchange-traded funds, other registered investment companies, cash equivalents, master limited partnerships, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, master limited partnerships, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2018 is as follows:

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$300,479,343	$300,479,343	$—	$—
Purchased Put Options	12,584	12,584	—	—
Registered Investment Companies	11,618,861	11,618,861	—	—
Cash Equivalents	11,107,119	11,107,119	—	—
Total Return Swaps	7,154,852	—	7,154,852	—

Total Assets	330,372,759	323,217,907	7,154,852	—

Liabilities
Securities Sold Short
Common Stocks(1)	(77,876,359)	(77,876,359)	—	—
Exchange-Traded Funds	(58,547,242)	(58,547,242)	—	—
Other Financial Instruments
Written Options Contracts	(102,128)	(102,128)	—	—
Swap Contracts Outstanding	(4,629,935)	—	(4,629,935)	—

Total Liabilities	(141,155,664)	(136,525,729)	(4,629,935)	—

Total	$189,217,095	$186,692,178	$2,524,917	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
Common Stocks
Healthcare
Biotechnology	$22,733,766	$22,733,766	$—	$—
Healthcare Equipment	1,129,150	1,129,150	—	—
Healthcare Facilities	3,496,871	3,496,871	—	—
Healthcare Services	5,238,283	5,238,283	—	—
Life Sciences Tools & Services	6,103,680	6,103,680	—	—
Managed Healthcare	595,260	595,260	—	—
Pharmaceuticals	10,557,101	10,557,101	—	—
Preferred Stocks(1)	3,195,649	—	—	3,195,649
Rights
Equity Contracts	109,073	109,073	—	—
Warrants
Healthcare
Biotechnology	736,088	—	—	736,088
Pharmaceuticals	248,786	—	—	248,786
Purchased Call Options	190,000	190,000	—	—
Registered Investment Companies	718,565	718,565	—	—
Cash Equivalents	4,316,869	4,316,869	—	—

Total Assets	59,369,141	55,188,618	—	4,180,523

Liabilities
Securities Sold Short
Common Stocks(1)	(5,426,758)	(5,426,758)	—	—
Exchange-Traded Funds	(3,900,220)	(3,900,220)	—	—

Total Liabilities	(9,326,978)	(9,326,978)	—	—

Total	$50,042,163	$45,861,640	$—	$4,180,523

(1)	See Investment Portfolio detail for industry breakout.

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks	$63,519,740	$63,519,740	$—	$—
Master Limited Partnerships(1)	6,130,998	6,130,998	—	—
Swap Contracts Outstanding	2,370,747	—	2,370,747	—
Purchased Put Options	2,548	2,548	—	—

Total Assets	72,024,033	69,653,286	2,370,747	—

Liabilities
Securities Sold Short
Common Stocks
Consumer Discretionary	(6,731,119)	(6,731,119)	—	—
Consumer Staples	(1,160,082)	(1,160,082)	—	—
Energy	(13,748,255)	(13,748,255)	—	—
Financial	(6,583,770)	(6,583,770)	—	—
Healthcare	(1,393,191)	(376,949)	(1,016,242)	—
Industrials	(426,478)	(426,478)	—	—
Information Technology	(4,503,255)	(4,503,255)	—	—
Materials	(2,659,963)	(2,659,963)	—	—
Telecommunication Services	(275,943)	(275,943)	—	—
Other Financial Instruments
Swap Contracts Outstanding	(1,595,106)	—	(1,595,106)	—
Written Options Contracts	(20,622)	(20,622)	—	—

Total Liabilities	(39,097,784)	(36,486,436)	(2,611,348)	—

Total	$32,926,249	$33,166,850	$(240,601)	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

	Total value at June 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans
Energy	$5,343,117	$—	$5,343,117	$—
Financial	2,337,142	—	2,337,142	—
Healthcare	702,243	—	702,243	—
Housing	971,646	—	971,646	—
Manufacturing	806,000	—	806,000	—
Media & Telecommunications	1,913,437	—	1,913,437	—
Retail	5,899,163	—	5,899,163	—
Service	1,831,670	—	1,831,670	—
Telecommunications	862,883	—	—	862,883
Transportation	884,398	—	884,398	—
Utilities	1,662,011	—	1,662,011	—
Foreign Denominated or Domiciled Senior Loans	563,166	—	563,166	—
Collateralized Loan Obligations	2,390,462	—	2,390,462	—
Corporate Bonds & Notes(1)
Energy	286	—	286	—
Healthcare	858,375	—	858,375	—
Information Technology	—	—	—	—
Utilities	243,455	—	75,302	168,153
Foreign Corporate Bonds & Notes(1)	—	—	—	—	(2)
Common Stocks
Financial	61,241	61,241	—	—
Chemicals	3,560,355	3,560,355	—	—
Commercial & Professional Services	16,440	16,440	—	—
Energy	78	78	—	—
Materials	2,237,436	—	—	2,237,436
Media & Telecommunications	966,604	—	593,748	372,856
Information Technology	1,247,570	1,247,570	—	—
Telecommunication Services	1,330,620	—	—	1,330,620
Utilities	3,428,620	3,401,645	—	26,975
Preferred Stocks(1)	1,063,750	—	1,063,750	—
Rights	147,531	—	147,531	—
Warrants(1)
Financial	1,158	—	1,158	—
Information Technology	36,498	—	—	36,498
Registered Investment Companies	908,896	908,896	—	—
Cash Equivalents	17,241,370	17,241,370	—	—

Total Assets	59,517,621	26,437,595	28,044,605	5,035,421

Total	$59,517,621	$26,437,595	$28,044,605	$5,035,421

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund, and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2018. The Long/Short Equity Fund and Merger Arbitrage Fund had no Level 3 assets as of June 30, 2018.

	Balance as of June 30, 2017	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2018
Highland Long/Short Healthcare Fund
Common Stocks
Pharmaceuticals	$6,484,500	$—	$(5,180,737)	$—	$(77,441)	$(394,672)	$—	$(831,650)	$—	$—
Warrants	—	984,874	—	—	—	—	—	—	984,874	—
Preferred Stock
Information Technology	3,573,040	—	—	—	—	(377,391)	—	—	3,195,649	(377,391)
Master Limited Partnerships	95,059	—	—	—	113,284	(95,059)	—	(113,284)	—	—

Total	$10,152,599	$984,874	$(5,180,737)	$—	$35,843	$(867,122)	$—	$(944,934)	$4,180,523	$(377,391)

	Balance as of June 30, 2017	Net Transfers into Level 3	Net Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of June 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2018
Highland Opportunistic Credit Fund
U.S. Senior Loans
Telecommunications	$753,734	$—	$—	$—	$—	$579	$108,570	$—	$862,883	$579
Corporate Bonds & Notes
Utilities	—	168,153	—	—	—	—	—	—	168,153	—
Common Stocks
Media & Telecommunication	—	372,856	—	—	—	—	—	—	372,856	—
Materials	2,655,889	—	—	—	—	(418,453)	—	—	2,237,436	(418,453)
Telecommunication Services	1,605,709	—	—	—	—	(275,089)	—	—	1,330,620	(275,089)
Utilities	77,469	—	—	—	—	15,240	—	(65,734)	26,975	15,240
Warrants
Information Technology	—	—	—	—	—	22,187	14,311	—	36,498	22,187
Master Limited Partnerships
Healthcare	12,549	—	—	—	(12,549)	—	—	—	—	—

Total	$5,105,350	$541,009	$—	$—	$(12,549)	$(655,536)	$122,881	$(65,734)	$5,035,421	$(655,536)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2018, a net amount of $541,009 of the Opportunistic Credit Fund’s portfolio investments were transferred from Level 2 to Level 3. For the year ended June 30, 2018, a net amount of $5,180,737 of the Long/Short Healthcare’s portfolio

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

investments were transferred from Level 3 to Level 1. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price, and transfers from Level 3 to Level 1 were due to an increase in market activity which resulted in an increase of available market inputs to determine price.

For the year ended June 30, 2018, a net amount $110,066 of the Long/Short Healthcare Fund portfolio investments were transferred from Level 1 to Level 2, and a net amount of $984,874 was transferred from Level 2 to Level 3. Transfers from Level 1 to Level 2 were due to a decrease in observable pricing inputs as compared to the previous period. Transfers from Level 2 to Level 3 were due to a decrease in observable pricing inputs as compared to the previous period.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 06/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Preferred Stock	3,195,649	Multiples Analysis	Multiple of NFY+2 Total Revenue	1.25x - 1.75x
		Discounted Cash Flow	Discount Rate	32.5%
			Terminal Multiple	1.75x
		Implied Enterprise Value Indications	Weightings	20% - 40%
Warrants	984,874	Black-Scholes	Volatility Adjustment	20%

Total	$4,180,523

Category	Market Value at 06/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Opportunitistic Credit Fund
U.S. Senior Loans	$862,883	Discounted Cash Flow	Spread Adjustment	0.10%
			Discount Rate	11.1%
		Cost Price	N/A	N/A
Corporate Bonds	168,153	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Common Stocks	3,967,887	Multiples Analysis	Price/MHz-PoP	$0.089 - $0.550
			Risk Discount	27.5%
			Multiple of EBITDA	6.75x - 8.0x
		Discounted Cash Flow	Discount Rate	11% - 12%
			Terminal Multiple	6.75x
			Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
Warrants	36,498	Black-Scholes Model	Volatility	29.4%

Total	$5,035,421

The significant unobservable inputs used in the fair value measurement of the Long/Short Healthcare Fund’s preferred stock securities are: multiple of revenue, discount rate, terminal multiple, weightings and volatility adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, scenario probabilities, illiquidity discount, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

Certain Illiquid Positions Classified as Level 3

As of June 30, 2018, the Long/Short Healthcare Fund held an investment in the preferred stock of Amino, Inc. (“Amino”) valued at $3,195,649, or 5.7% of net assets. Amino owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States. The preferred stock of Amino is valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

As of June 30, 2018, the Opportunistic Credit Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $1,330,620, or 2.2% of net assets. TerreStar is a non-operating company that is not anticipated to generate revenue in the near term, but derives most of its value due to it being a licensee of wireless spectrum. The shares of TerreStar are valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Long/Short Equity Fund, Long/Short Healthcare Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Floating Rate Opportunities Fund and Opportunistic Credit Fund intend to pay distributions from net investment income, if any, on a monthly basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amounts of $126,514,435, $7,945,500 and $7,217,226 were held with the broker for the Long/Short Equity Fund, Long/Short Healthcare Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $16,466,132 and $72,127,916 were posted in the Long/Short Healthcare Fund and Merger Arbitrage Fund segregated accounts as collateral, respectively.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended June 30, 2018, the Long/Short Equity Fund and Merger Arbitrage Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts classified as restricted cash.

66	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

For the year ended June 30, 2018, the Long/Short Healthcare Fund and the Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended June 30, 2018, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the year ended June 30, 2018, the Opportunistic Credit Fund did not invest or write in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2018, the Long/Short Equity Fund and the Merger Arbitrage Fund was a party to open swap contracts having a net fair value of $2,524,917 and $775,641, respectively.

For the year ended June 30, 2018, the Long/Short Healthcare Fund and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds follow adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2018:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$7,167,436	(1)(3)	$(4,732,063	)(2)(3)
Long/Short Healthcare Fund
Equity Price Risk	190,000	(1)	—
Highland Merger Arbitrage Fund
Equity Price Risk	2,373,295	(1)(3)	1,615,728	(2)(3)

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Swaps, at value.

Annual Report	67

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts of Offset in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received	Net Amount
Long/Short Equity Fund
Swaps	$7,154,852	$(4,629,935)	$2,524,917	$(690,000)	$1,834,917
Merger Arbitrage Fund
Swaps	2,370,747	(1,595,106)	775,641	—	775,641

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2018, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$5,120,623	(1)(2)(3)	$(5,504,082	)(5)(6)(7)
Foreign Exchange Risk	(194,739	)(4)	79,800	(8)
Long/Short Healthcare Fund
Equity Price Risk	(2,182,173	)(1)(2)	574,058	(5)(6)
Merger Arbitrage Fund
Equity Price Risk	1,749,790	(1)(2)(3)	(11,561	)(5)(6)(7)
Foreign Exchange Risk	29,138	(4)	39,750	(8)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Realized gain (loss) on futures contracts.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.
(8)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

68	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

The average monthly volume of derivative activity for the year ended June 30, 2018 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	5,031	$—
Futures Contracts(1)	—	(3,212)
Swap Contracts	—	3,214,382
Written Options Contracts	3,832	—
Long/Short Healthcare Fund
Purchased Options Contracts	6,232	—
Written Options Contracts	2,739	—
Merger Arbitrage Fund
Purchased Options Contracts	450	—
Futures Contracts(1)	—	10,004
Swap Contracts	—	331,099
Written Options Contracts	534	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Funds will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Long/Short Equity Fund	$5,036,905	$12,158,722	$—	$—
Long/Short Healthcare Fund	718,565	5,337,732	—	—
Opportunistic Credit Fund	908,896	2,156,092	—	—

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at period end.

For the year ended June 30, 2018, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral(1)	Security Lending Collateral Non-Cash Collateral (2)
Long/Short Equity Fund	$12,158,722	$5,036,906	$7,525,535
Long/Short Healthcare Fund	5,337,732	718,565	4,752,664
Opportunistic Credit Fund	2,156,092	908,896	1,259,378

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Annual Report	69

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2018, permanent differences chiefly resulting from net investment losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Long/Short Equity Fund	$9,028,153	$(14,517,221)	$5,489,068
Long/Short Healthcare Fund	2,250,702	(35,559)	(2,215,143)
Merger Arbitrage Fund	1,167,106	(1,166,438)	(668)
Opportunistic Credit Fund	(321,057)	1,101,965	(780,908)

At June 30, 2018, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Long/Short Equity Fund	$19,231,660	$—	$3,269,582	$12,166,803
Long/Short Healthcare Fund	—	(37,213)	(194,604,078)	2,290,367
Merger Arbitrage Fund	825,858	—	65,712	(194,003)
Opportunistic Credit Fund	—	(508)	(13,736,005)	(8,512,972)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses, partnership adjustments and default loan market discounts.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of June 30, 2018, the Opportunistic Credit Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	2019	No Expiration Short-Term(1)		No Expiration Long- Term(1)		Total
Long/Short Healthcare Fund	$—	$173,379,291		$19,280,615		$192,659,906
Opportunistic Credit Fund	—	3,551,182	(2)	9,715,602	(2)	13,266,784

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)

These capital loss carry forward amounts were limited due to an ownership change and are available to offset future capital gains of the Opportunistic Credit Fund. The Fund’s ability to utilize the capital loss carry forwards is limited under Internal Revenue Service Regulations.

For the year ended June 30, 2018, there were no capital loss carryforwards for the Long/Short Equity Fund and the Merger Arbitrage Fund.

During the year ended June 30, 2018, $780,886 in capital loss carryforwards expired for Opportunistic Credit Fund.

70	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2018	$4,615,965	$5,332,448	$—
2017	—	—	—
Long/Short Healthcare Fund
2018	568,894	—	—
2017	—	—	—
Merger Arbitrage Fund
2018	2,309,222	40,857	—
2017	—	—	—
Opportunistic Credit Fund
2018	4,449,935	—	79,563
2017	6,968,664	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2018, based on cost of investments for U.S. federal income tax purposes was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
Highland Long/Short Equity Fund	$22,586,329	$(9,769,324)	$12,817,005	$173,977,302
Highland Long/Short Healthcare Fund	5,948,677	(3,657,610)	2,291,067	47,751,097
Highland Merger Arbitrage Fund	1,160,324	(2,129,294)	(968,970)	33,140,200
Highland Opportunistic Credit Fund	2,588,373	(11,101,345)	(8,512,972)	68,030,592

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2018, the Funds elected to defer the following losses incurred from November 1, 2017 through June 30, 2018:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Healthcare Fund	$(1,178,198)	$(765,974)
Opportunistic Credit Fund	(468,567)	(654)

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Annual Report	71

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2018:

Fund	Annual Fee Rate to the Investment Adviser
Long/Short Equity Fund	2.25%
Long/Short Healthcare Fund	1.00%
Merger Arbitrage Fund	1.20%
Opportunistic Credit Fund	1.00%

Administration Fees

HCMFA provides administration services to the Long/Short Equity Fund and Long/Short Healthcare Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily Managed Assets from each Fund. Under a separate sub-administration agreement, HCMFA has delegated certain administrative functions to State Street, located at One Lincoln Street, Boston, Massachusetts 02111, and pays State Street a portion of the fee it receives from each Fund. State Street also provides administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2018, the Underwriter received $22,481, $3,511 and $5,636 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, and the Opportunistic Credit Fund, respectively. The Underwriter also received $3,512, $424, $4,592, and $1,242 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Merger Arbitrage Fund and the Opportunistic Credit Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Long/Short Healthcare Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2018, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$100,166	$231,757
Long/Short Healthcare Fund	77,199	171,742
Merger Arbitrage Fund	5,614	12,915
Opportunistic Credit Fund	19,852	34,286

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2017 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2018, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2018, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual

72	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2018, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended June 30,
Fund	2019	2020	2021
Merger Arbitrage Fund	$—	$385,547	$282,878
Opportunistic Credit Fund	388,222	377,527	320,810

During the year ended June 30, 2018, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $501,010 of fees of the Opportunistic Credit Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if a Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Annual Report	73

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal

74	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S.dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Fund’s yield on any such securities.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Annual Report	75

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland Funds I

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bank-

ruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2018, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$904,063,482	$1,018,728,305
Long/Short Healthcare Fund	—	—	441,210,032	512,319,132
Merger Arbitrage Fund	—	—	231,717,852	180,574,315
Opportunistic Credit Fund	—	—	25,326,098	69,663,693

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2018.

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the year ended June 30, 2018:

Long/Short Equity Fund
Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	293,864	$6,417,998	$419,315	—	—	$(255,358)	$6,581,955	314,174	$419,315

76	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2018	Highland Funds I

Highland Opportunistic Credit Fund
Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares at June 30, 2018	Affiliated Income
Other Affiliates
Gambier Bay LLC (Common Stocks)(1)	2,867,299	$630,806	$28,672	—	—	$(286,622)	$372,856	2,895,971	$28,672

(1)	Includes the value of iHeart Communications, Inc. bonds as of June 30, 2017 and subsequent activity.

Note 10. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. shorten the amortization period for certain callable debt securities held at premium. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on its financial statement presentation and disclosures.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Annual Report	77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Highland Funds I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Merger Arbitrage Fund and Highland Opportunistic Credit Fund, each a series of Highland Funds I, including the investment portfolios, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for each of the years in the two-year period then ended, the statements of changes in net assets for Highland Merger Arbitrage Fund for the year ended June 30, 2018, the six months ended June 30, 2017 and the period from August 19, 2016 (commencement of operations) through December 31, 2016, the statements of cash flows for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Merger Arbitrage Fund for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned funds of Highland Funds I as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for each of the years in the two-year period then ended, the changes in its net assets for Highland Merger Arbitrage Fund for the year ended June 30, 2018, the six months ended June 30, 2017 and the period from August 19, 2016 through December 31, 2016, the results of their cash flows for Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Merger Arbitrage Fund for the year then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods in the two-year period ended June 30, 2015, were audited by other independent registered public accountants whose report, dated August 28, 2015, expressed an unqualified opinion of those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodians, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Highland Capital Management Fund Advisors, LP investment companies since 2011.

Boston, Massachusetts

September 24, 2018

78	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2018	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2018, the following Funds are designating the following items with regard to earnings for the year.

	Long-Term Capital Gain Designation	Tax Exempt Income	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income [15% tax rate for QDI]
Long/Short Equity Fund	$10,669,656	—%	69.63%	80.83%
Long/Short Healthcare Fund	—	—	—	—
Merger Arbitrage Fund	40,857	—	25.79	16.07
Opportunistic Credit Fund	—	—	0.19	0.19

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2018 through June 30, 2018, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	79

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland Funds I

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Annualized Expense Ratio(1)	Expenses Paid During the Period(2)
Highland Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,009.00	2.55%	$12.70
Class C	1,000.00	1,006.20	3.22%	16.02
Class Z	1,000.00	1,010.90	2.26%	11.27
Hypothetical
Class A	$1,000.00	$1,012.15	2.55%	$12.72
Class C	1,000.00	1,008.83	3.22%	16.04
Class Z	1,000.00	1,013.59	2.26%	11.28
Highland Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,071.10	2.63%	$13.50
Class C	1,000.00	1,067.40	3.29%	16.86
Class Z	1,000.00	1,072.80	2.44%	12.54
Hypothetical
Class A	$1,000.00	$1,011.75	2.63%	$13.12
Class C	1,000.00	1,008.48	3.29%	16.38
Class Z	1,000.00	1,012.69	2.44%	12.18
Highland Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,031.00	4.89%	$24.62
Class C	1,000.00	1,026.30	5.58%	28.03
Class Z	1,000.00	1,028.80	4.63%	23.29
Hypothetical
Class A	$1,000.00	$1,000.55	4.89%	$24.26
Class C	1,000.00	997.12	5.58%	27.63
Class Z	1,000.00	1,001.83	4.63%	22.98
Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$1,070.10	1.14%	$5.85
Class C	1,000.00	1,067.30	1.67%	8.56
Class Z	1,000.00	1,074.80	0.81%	4.17
Hypothetical
Class A	$1,000.00	$1,019.14	1.14%	$5.71
Class C	1,000.00	1,016.51	1.67%	8.35
Class Z	1,000.00	1,020.78	0.81%	4.06

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (181/365).

80	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; and Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	81

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	25

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC

Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

82	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Annual Report	83

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[4] (6/20/1975)	Trustee and Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund from June 2012 until May 2015; Secretary of NexPoint Strategic Opportunities Fund from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.

				25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

84	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	Indefinite Term; Trustee since March 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	85

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018 Trustees and Officers	Highland Funds I

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NexPoint Strategic Opportunities Fund, each series of Highland Funds I, each series of Highland Funds II, Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of June 30, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $714,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since September 2017; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of Highland Capital Management, L.P. since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since February 2018; Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of Highland Capital Management, L.P. since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; and Treasurer of the Interval Funds since March 2016.

86	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2018 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc. and the Interval Funds since March 2017; and Chief Accounting Officer at Highland Capital Management, L.P. since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund and NexPoint Capital, Inc. since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Interval Funds since March 2016; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for Highland Capital Management, L.P.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of the Interval Funds since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

Annual Report	87

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Washington, DC 20036-2652

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund, (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

88	Annual Report

Highland Funds

c/o DST Asset Manager Solutions

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report, June 30, 2018

www.highlandfunds.com	HFI-AR-06/18

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2018

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland/iBoxx Senior Loan ETF

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception*
Highland/iBoxx Senior Loan ETF	3.11%	2.62%	2.62%	2.86%
Markit iBoxx USD Liquid Leveraged Loan Index	3.41%	2.76%	2.85%	3.01%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total gross operating expenses as reported in the Fund’s most recent Prospectus is 0.74%. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2018, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Portfolio Manager Commentary

The Highland/iBoxx Senior Loan ETF (the “Fund”), a passively managed index fund, attempts to track the risk and return profile of the Markit iBoxx USD Liquid Leveraged Loan Index, its underlying index (the “Index”). Accordingly, the Fund seeks to provide investment results that correspond generally (before fees and expenses) to the price and yield of the Index. For the twelve month period ended June 30, 2018, the Fund’s net asset value returned 3.11% while the market price returned 3.00%. Over the same time period, the Index returned 3.41%. The Fund’s underperformance relative to the Index was primarily due to ongoing expenses incurred by the Fund. As of June 30, 2018, the Fund was invested in 103 holdings, with a weighted average maturity of 3.97 years, a Yield to Maturity of 6.04% and a 30-day SEC Yield of 5.92%.

Manager’s Discussion

The twelve month period ending June 30, 2018 was quite positive with respect to the performance of the leveraged loan universe compared to other areas within fixed income as illustrated by the Index’s return of 3.41%. For comparison, high yield bonds returned 2.15%, investment grade corporate bonds returned -0.78% and Treasury’s returned -0.65% over the same period. The loan market remained well-supported on both a technical and fundamental basis during the first three months of the period. Issuers took advantage of the strong technical and fundamental backdrop to opportunistically reprice loans where possible. While the Federal Reserve (the “Fed”) officially moved to a less accommodative monetary policy during this time, we anticipate the rate complex to be particularly sensitive to developments that may indicate the Fed is behind the curve in containing inflation. This sensitivity is particularly acute for longer-dated, lower-spread fixed rate issues. Closing out 2017, credit spreads persisted near calendar year lows as the robust macro fundamental backdrop continued to support credit valuations. In the wake of near-final tax reform, the market seemed to embrace risk assets across the spectrum. We had positive expectations for growth and believed that inflationary pressures and monetary policy normalization would lead to higher rates. Despite that bullish sentiment, we were mindful of valuations and fundamentals, particularly as it relates to industries that may be sensitive to the absolute levels of rates and tightening financial conditions. Through the first half of 2018, investor scrutiny turned to issuer fundamentals as growth expectations remained high and spreads remained low. However, unsecured credit and equity investors received heightened scrutiny as the technical backdrop for the loan market overshadowed fundamentals as a result of demand for floating rate debt. Loan issuance through the first six months of 2018 totaled $500 billion, an increase of 13% year over year. Demand from structured credit managers (i.e. CLOs) has also contributed to the strong technical picture in loans. CLO issuance through June 30, 2018 totaled $85 billion, a 61% increase year over year. As investors have recognized vulnerability to interest rate risk in high yield and investment grade, many have adjusted their allocations by either lowering portfolio duration or reducing exposure to those asset classes altogether. Loan funds certainly benefit from this dynamic. Looking ahead, we believe that U.S. economic growth remains strong, although the market will keep a close eye on trade war rhetoric, U.S. dollar strength and rising oil prices. These factors were key contributors to some of the price weakness we saw towards the end of the period. While we believe that these factors will not be alleviated quickly, we continue to believe that floating rate debt remains attractive against the backdrop of solid economic growth and a Fed that is focused on tempering inflation in a tightening labor market with rising commodity prices. Moreover, as both duration and credit risk become more bearish, we continue to believe interest rates and technical dynamics will favor loans.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management, L.P. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland/iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2018

$599.3 million

Portfolio Data as of June 30, 2018

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 06/30/2018 (%)*
BBB	10.2
BB	38.7
B	39.6
CCC	7.3
NR	4.2

Top 5 Sectors as of 6/30/18 (%)*
Media/Telecommunications	19.2
Information Technology	12.4
Service	9.4
Retail	9.3
Gaming/Leisure	8.4

Top 10 Holdings as of 6/30/18 (%)*
iHeartCommunications, Inc., Term Loan D, 1st Lien, 01/22/2019 VAR LIBOR USD 1 Month+6.750%	2.4
Avolon Borrower 1 LLC, Term Loan B3, 1st Lien, 01/15/2025 VAR LIBOR USD 1 Month+2.000%	2.3
Level 3 Financing, Inc., Tranche 2024 Term Loan B, 02/22/2024 VAR LIBOR USD 1 Month+2.250%	2.0
Charter Communications Operating, LLC, Term Loan B, 1st Lien, 04/30/2025 VAR LIBOR USD 1 Month+2.000%	2.0
Univision Communications Inc., 2017 Replacement Repriced Term Loan, 1st Lien, 03/15/2024 VAR LIBOR USD 1 Month+2.750%	2.0
Change Healthcare Holdings, Inc., Closing Date Term Loan, 1st Lien, 03/01/2024 VAR LIBOR USD 1 Month+2.750%	2.0
Virgin Media Bristol LLC, K Facility, 1st Lien, 01/15/2026 VAR LIBOR USD 1 Month+2.500%	1.9
Albertson’s LLC, 2017-1 Term Loan B4, 1st Lien, 08/25/2021 VAR LIBOR USD 1 Month+2.750%	1.9
Crown Finance US, Inc., Initial Dollar Term Loan, 02/28/2025 VAR LIBOR USD 1 Month+2.500%	1.8
Misys Ltd., Dollar Term Loan, 06/13/2024 VAR LIBOR USD 3 Month+3.500%	1.8

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since June 30, 2018.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2018	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

June 30, 2018	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 95.7%

AEROSPACE - 3.1%
3,344,770	Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 08/18/24	3,342,161
4,378,000	Transdigm Inc., New Tranche Term Loan E, VAR LIBOR USD 1 Month+2.500%, 05/30/25	4,350,309
10,636,512	Transdigm Inc., New Tranche Term Loan F, VAR LIBOR USD 1 Month+2.500%, 06/09/23 (b)	10,587,318
493,720	Transdigm Inc., New Tranche Term Loan G, VAR LIBOR USD 1 Month+2.500%, 08/22/24	490,842

		18,770,630

AIRLINES - 0.7%
3,989,975	Air Medical Group Holdings, Inc., 2018 New Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 03/14/25 (b)	3,942,594

AUTOMOTIVE - 0.8%
4,987,437	Gates Global LLC, Initial Dollar Term Loan B2, VAR LIBOR USD 3 Month+2.750%, 04/01/24	4,991,228

BUILDING MATERIALS - 2.7%
7,444,855	American Builders & Contractors Supply Co., Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/31/23 (b)	7,395,347
3,470,985	Forterra Finance, LLC, Replacement Term Loan, VAR LIBOR USD 1 Month+3.000%, 10/25/23	3,250,785
5,711,587	Quikrete Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 11/15/23	5,694,909

		16,341,041

CHEMICALS - 4.1%
7,000,000	Berry Global, Inc., Term Loan Q, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/01/22 (b)	7,000,630
7,339,197	H.B. Fuller Company, Cov-Lite, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/20/24 (b)	7,292,189
1,206,272	Tronox Blocked Borrower LLC, Blocked Dollar Term Loan, VAR LIBOR USD 1 Month+3.000%, 09/23/24	1,207,930

Principal Amount ($)		Value ($)

CHEMICALS (continued)
2,783,703	Tronox Finance LLC, Initial Dollar Term Loan, VAR LIBOR USD 1 Month+3.000%, 09/23/24	2,787,531
6,185,961	Univar USA Inc., Term Loan B3, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 07/01/24 (b)	6,178,754

		24,467,034

CONSTRUCTION - 1.4%
8,357,789	Brand Energy & Infrastructure Services, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 06/21/24	8,383,406

CONSUMER PRODUCTS - 0.7%
5,409,925	Revlon Consumer Products Corp., Initial Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+3.500%, 09/07/23	4,212,979

ENERGY - 2.0%
6,948,038	Seadrill Partners Finco LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 02/21/21 (b)	6,244,550
5,788,555	Traverse Midstream Partners LLC, Advance Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.000%, 09/27/24	5,795,270

		12,039,820

FINANCIAL - 2.3%
13,937,354	Avolon Borrower 1 LLC, Term Loan B3, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 01/15/25	13,784,391

FOOD & BEVERAGE - 3.8%
11,418,521	Albertson’s LLC, 2017-1 Term Loan B4, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 08/25/21	11,325,118
3,292,045	Albertson’s LLC, 2017-1 Term Loan B5, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 12/21/22	3,266,877
4,576,884	Albertson’s LLC, 2017-1 Term Loan B6, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 06/22/23	4,534,297
3,839,513	Pinnacle Foods Finance LLC, Initial Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 02/02/24	3,844,792

		22,971,084

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOREST PRODUCTS - 0.5%
2,631,579	Pisces Midco, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/12/25	2,629,118

GAMING/LEISURE - 7.6%
10,936,875	Crown Finance US, Inc., Initial Dollar Term Loan, VAR LIBOR USD 1 Month+2.500%, 02/28/25 (b)	10,873,441
6,967,097	Golden Nugget, Inc., Initial Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 10/04/23	6,970,998
5,919,496	MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/25/23	5,899,133
9,077,383	Scientific Games International, Inc., Initial Term Loan B5, VAR LIBOR USD 6 Month +2.750%, 08/14/24	9,029,182
3,226,752	Seaworld Parks & Entertainment, Inc., Term Loan B5, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 04/01/24	3,208,602
2,493,583	Station Casinos LLC, Term Facility Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 06/08/23	2,488,908
7,000,000	VICI Properties 1 LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 12/20/24 (b)	6,962,830

		45,433,094

HEALTHCARE - 5.0%
4,486,435	Catalent Pharma Solutions, Inc., Dollar Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 05/20/24 (b)	4,490,629
3,193,477	CHS/Community Health Systems, Inc., Incremental 2021 Term Loan H, VAR LIBOR USD 3 Month+3.250%, 01/27/21	3,123,636
8,393,750	Grifols Worldwide Operations Limited, Term Loan B, 1st Lien, VAR LIBOR USD 1 Week+2.250%, 01/31/25	8,406,005
4,772,155	Mallinckrodt International Finance S.A., 2017 Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 09/24/24	4,686,399
4,469,981	Surgery Center Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 6 Month+3.250%, 09/02/24	4,464,841

Principal Amount ($)		Value ($)

HEALTHCARE (continued)
5,000,000	Valeant Pharmaceuticals International, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 06/02/25	4,989,600

		30,161,110

INFORMATION TECHNOLOGY — 10.6%
9,572,198	Avaya Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 12/15/24 (b)	9,598,378
7,964,900	BMC Software Finance, Inc., Initial US Term Loan B2, VAR LIBOR USD 1 Month+3.250%, 09/10/22 (b)	7,949,966
7,979,827	Go Daddy Operating Company, LLC, Term Loan B1, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 02/15/24 (b)	7,948,506
6,922,235	Infor (US) Inc., Term Loan B6, VAR LIBOR USD 1 Month+2.750%, 02/01/22	6,899,737
8,270,679	Kronos Incorporated, Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/01/23	8,265,509
7,454,322	McAfee, LLC, Closing Date USD Term Loan, VAR LIBOR USD 1 Month+4.500%, 09/30/24	7,503,595
5,131,822	Riverbed Technology, Inc., First Amendment Term Loan, VAR LIBOR USD 1 Month+3.250%, 04/24/22	5,078,682
6,931,767	Solera, LLC, Dollar Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/03/23	6,910,105
3,450,728	SS&C Technologies Holdings, Inc., 2017 Refinancing New Term Loan B1, VAR LIBOR USD 1 Month+2.250%, 07/08/22 (b)	3,469,189

		63,623,667

INSURANCE — 4.9%
3,470,946	Alliant Holdings Intermediate, LLC, Initial Term Loan (2018), VAR LIBOR USD 1 Month+3.000%, 05/09/25	3,452,289
8,273,128	Asurion, LLC, Amendment No. 14 Replacement Term Loan B4, VAR LIBOR USD 1 Month+2.750%, 08/04/22 (b)	8,270,894
4,987,092	Asurion, LLC, Replacement Term Loan B6, VAR LIBOR USD 1 Month+2.750%, 11/03/23	4,986,195

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

INSURANCE (continued)
3,216,216	Hub International Limited, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/25/25	3,200,489
9,513,809	MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 06/07/23	9,474,422

		29,384,289

MACHINERY — 0.7%
4,120,789	Gardner Denver, Inc., Dollar Term Loan B1, VAR LIBOR USD 1 Month+2.750%, 07/30/24 (b)	4,129,566

MEDIA/TELECOMMUNICATIONS — 19.2%
6,000,000	Atlantic Broadband, Term Loan, VAR LIBOR USD 1 Month+2.375%, 08/09/24	5,972,040
11,954,962	Charter Communications Operating, LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/30/25	11,952,153
6,250,000	Coral-US Co-Borrower LLC, Additional Term Loan B4, VAR LIBOR USD 1 Month+3.250%, 02/02/26	6,259,125
3,590,632	Cumulus Media, Term Loan, 1st Lien, VAR LIBOR USD 1 Month+0.000%, 05/15/22	3,569,986
18,621,429	iHeartCommunications, Inc., Term Loan D, 1st Lien (b)(c)	14,252,376
4,000,000	iHeartCommunications, Inc., Term Loan E, 1st Lien (c)	3,060,460
10,000,000	Intelsat Jackson Holdings S.A., Term Loan B3, VAR LIBOR USD 1 Month+3.750%, 11/27/23	9,991,400
12,000,000	Level 3 Financing, Inc., Tranche 2024 Term Loan B, VAR LIBOR USD 1 Month+2.250%, 02/22/24	11,978,460
4,454,887	Radiate Holdco, Term Loan B, VAR LIBOR USD 1 Month+3.000%, 02/01/24	4,396,060
6,689,119	SBA Senior Finance II LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/11/25 (b)	6,650,743
5,000,000	Unitymedia Finance LLC, Facility Loan D, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 01/15/26 (b)	4,969,200

Principal Amount ($)		Value ($)

MEDIA/TELECOMMUNICATIONS (continued)
12,259,681	Univision Communications Inc., 2017 Replacement Repriced Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/15/24	11,866,391
11,900,000	Virgin Media Bristol LLC, K Facility, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 01/15/26 (b)	11,829,374
8,350,000	Ziggo Secured Finance Partnership, Facility Term Loan E, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 04/15/25	8,271,301

		115,019,069

METALS & MINING - 0.8%
4,477,387	BWay Holding Company, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 04/03/24	4,459,209

RETAIL - 9.3%
5,681,953	Academy, Ltd., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.000%, 07/01/22	4,743,635
4,175,395	Belk, Inc., Closing Date Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 12/12/22	3,242,195
5,890,594	BJ’s Wholesale Club, Inc., Term Loan B, VAR LIBOR USD 1 Month+3.500%, 01/27/24	5,896,485
4,987,277	CDW LLC, Term Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 08/17/23 (b)	4,986,729
4,000,000	Harbor Freight Tools USA, Inc., Initial Loan (2018), 1st Lien, VAR LIBOR USD 3 Month+2.500%, 08/18/23 (b)	3,986,680
2,500,000	J. Crew Group, Inc., Amended Loan, 1st Lien, VAR LIBOR USD 1 Week+3.220%, 03/05/21 (b)	2,092,962
1,604,167	Jo-Ann Stores, LLC, Initial Loan, VAR LIBOR USD 3 Month+9.250%, 05/03/24	1,590,130
7,403,976	Michaels Stores, Inc., 2018 New Replacement Term Loan B, VAR LIBOR USD 1 Month+2.500%, 01/30/23	7,357,701
9,085,808	Neiman Marcus Group Ltd. LLC, Other Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 10/25/20	8,075,012

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

RETAIL (continued)
7,163,359	Petco Animal Supplies, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/26/23	5,190,462
8,860,438	PetSmart, Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 03/11/22	7,347,386
1,750,000	Toys ‘R’ US-Delaware Inc., Term Loan B4, 1st Lien (c)	887,495

		55,396,872

SECURITIES & TRUSTS - 1.3%
7,980,000	Titan Acquisition Ltd., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 03/28/25	7,872,310

SERVICE - 9.4%
5,632,967	Acosta, Inc., Term Loan B1, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 09/26/21	4,270,493
6,634,932	Advanced Disposal Services, Inc., Additional Term Loan, 1st Lien, VAR LIBOR USD 1 Week+2.250%, 11/10/23 (b)	6,629,956
7,003,550	Advantage Sales & Marketing Inc., Initial Term Loan, VAR LIBOR USD 1 Month+3.250%, 07/23/21	6,640,276
1,033,759	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 07/23/21	979,915
1,994,898	Allied Universal Holdco LLC, Initial Term Loan, VAR LIBOR USD 3 Month+3.750%, 07/28/22 (b)	1,968,924
11,853,722	Change Healthcare Holdings, Inc., Closing Date Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/01/24	11,827,762
10,080,894	First Data Corp., 2022D New Dollar Term Loan, VAR LIBOR USD 1 Month+2.000%, 07/08/22	10,049,391
9,084,903	First Data Corp., 2024A New Dollar Term Loan, VAR LIBOR USD 1 Month+2.000%, 04/26/24	9,043,522
4,875,000	Weight Watchers International, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.750%, 11/29/24	4,940,520

		56,350,759

Principal Amount ($)		Value ($)

TRANSPORTATION - 0.8%
5,000,000	XPO Logistics, Inc., Refinancing Term Loan (2018), VAR LIBOR USD 1 Month+2.000%, 02/24/25 (b)	4,967,400

UTILITIES - 4.0%
1,994,845	Calpine Corp., Term Loan (2015), 1st Lien, VAR LIBOR USD 3 Month+2.500%, 01/15/23 (b)	1,992,611
1,736,709	Calpine Corp., Term Loan (2016), 1st Lien, VAR LIBOR USD 3 Month+2.500%, 05/31/23	1,735,033
4,886,687	Calpine Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 01/15/24	4,884,122
3,537,060	Eastern Power LLC, Cov-Lite, Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.750%, 10/02/23 (b)	3,539,270
7,423,142	NRG Energy, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+1.750%, 06/30/23 (b)	7,387,436
26,000,000	Texas Competitive Electric Holdings Company LLC, Escrow Loan (Extending) (d)(e)	71,500
4,426,537	Vistra Operations Company LLC, Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 08/04/23 (b)	4,401,306

		24,011,278

	Total US Senior Loans (Cost $585,224,615)	573,341,948

Foreign Domiciled Senior Loans (a) - 2.6%

NETHERLANDS - 0.8%
USD
4,708,826	Stars Group Inc., 2018 USD Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 03/28/25	4,709,296

UNITED KINGDOM - 1.8%
USD
11,003,440	Misys Ltd., Dollar Term Loan, VAR LIBOR USD 3 Month+3.500%, 06/13/24	10,825,404

	Total Foreign Domiciled Senior Loans (Cost $15,760,117)	15,534,700

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Shares		Value ($)

Common Stock - 1.0%

UNITED STATES - 1.0%

Information Technology - 1.0%
295,079	Avaya Holdings Corp.*	5,925,186

	Total Common Stock (Cost $4,687,676)	5,925,186

Number of Warrants

Warrants - 0.1%
46,125	Cumulus Media, Expires 05/31/38*	691,875

	Total Warrants (Cost $590,183)	691,875

Number of Rights

Rights - 0.0%

UNITED STATES - 0.0%
431,587	Vistra Energy* (d)	251,400

	Total Rights (Cost $1,178,329)	251,400

Cash Equivalent - 6.0%
35,647,711	State Street Institutional US Government Money Market Fund, Premier Class, 1.820% (f)	35,647,711

	Total Cash Equivalents (Cost $35,647,711)	35,647,711

Total Investments - 105.4%		631,392,820

(Cost $643,088,631)
Other Assets & Liabilities, Net - (5.4)%		(32,138,539)

Net Assets - 100.0%		599,254,281

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2018, the LIBOR USD 1 Week, LIBOR USD 1 Month, LIBOR USD 3 Month and LIBOR USD 6 Month rates were 1.979%, 2.090%, 2.336% and 2.501%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Full income is not being accrued, although adequate protection payments may be made in certain cases.

(d)	No expiration date.
(e)	Represents value in escrow pending future events. No interest is being accrued.
(f)	The rate shown is the 7-day effective yield as of June 30, 2018.
*	Non-income producing security.

LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
USD	— United States Dollars
VAR	— Variable Rate

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Gaming/Leisure	0.8%
Information Technology	1.8%

2.6%

See accompanying Notes to Financial Statements.	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $607,440,920)	595,745,109
Cash Equivalent (cost $35,647,711)	35,647,711
Cash	2,975,497
Receivable for:
Investments sold	33,206,403
Dividends and interest	1,499,694
Prepaid expenses	19,633

Total assets	669,094,047

Liabilities:
Payable for:
Investments purchased	69,434,444
Investment advisory fees (Note 4)	91,058
Audit fees	64,428
Administration fees (Note 4)	38,121
Trustees’ fees (Note 4)	27,215
Transfer agent fees	3,644
Accrued expenses and other liabilities	180,856

Total liabilities	69,839,766

Net Assets	599,254,281

Composition of Net Assets:
Paid-in capital	634,217,544
Accumulated net realized loss on investments	(23,267,452)
Net unrealized depreciation on investments	(11,695,811)

Net Assets	599,254,281

Shares outstanding (unlimited authorization — no par value)	33,100,000
Net asset value, per share (Net assets/shares outstanding)	18.10

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended June 30, 2018	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	29,567,914

Total investment income	29,567,914

Expenses:
Investment advisory fees (Note 4)	2,601,298
Administration fees (Note 4)	464,620
Trustees’ fees (Note 4)	111,142
Licensing fees	201,314
Legal fees	175,081
Audit fees	140,494
Printing fees	132,430
Pricing fees	88,773
Custodian fees	80,588
Transfer agent fees	13,411
Registration fees	9,876
Other	201,573

Total operating expenses	4,220,600

Fees and expenses waived by Investment Adviser (Note 4)	(1,038,447)

Net operating expenses	3,182,153

Net investment income	26,385,761

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,214,760)
Net change in unrealized appreciation (depreciation) on investments	(5,518,945)

Net realized and unrealized loss on investments	(8,733,705)

Net increase in net assets resulting from operations	17,652,056

See accompanying Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2018 ($)	Year Ended June 30, 2017 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	26,385,761	20,824,605
Net realized loss on investments	(3,214,760)	(9,495,227)
Net change in unrealized appreciation/(depreciation) on investments	(5,518,945)	8,135,532

Net increase in net assets resulting from operations	17,652,056	19,464,910

Distributions Declared to Shareholders
From net investment income	(26,385,761)	(20,889,862)
From return of capital	(191,058)	(13,013)

Total distributions declared to shareholders	(26,576,819)	(20,902,875)

Share Transactions
Subscriptions	287,221,071	506,752,943
Redemptions	(241,551,887)	(334,098,429)

Net increase from share transactions	45,669,184	172,654,514

Total increase in net assets	36,744,421	171,216,549

Net Assets:
Beginning of year	562,509,860	391,293,311

End of year	599,254,281	562,509,860

Distributions in excess of net investment income	—	—

Changes in Shares
Subscriptions	15,700,000	27,300,000
Redemptions	(13,200,000)	(18,000,000)

Net increase	2,500,000	9,300,000

Amounts	designated as “—“ are $0.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year is as follows:

	For the Year Ended June 30,
	2018	2017		2016	2015		2014

Net Asset Value, Beginning of Year	$18.38	$18.37		$19.19	$19.94		$19.93
Income from Investment Operations:
Net investment income(a)	0.83	0.86		0.81	0.76		0.93
Net realized and unrealized gain /(loss)	(0.27)	0.01		(0.82)	(0.75)		0.08

Total from investment operations	0.56	0.87		(0.01)	0.01		1.01
Less Distributions Declared to Shareholders:
From net investment income	(0.83)	(0.86)		(0.81)	(0.76)		(0.93)
From net realized gains	—	—		—	—		(0.06)
From return of capital	(0.01)	(0.00	)(b)	—	(0.00	)(b)	(0.01)

Total distributions declared to shareholders	(0.84)	(0.86)		(0.81)	(0.76)		(1.00)
Net Asset Value, End of Year	$18.10	$18.38		$18.37	$19.19		$19.94
Market Price, end of year	$18.09	$18.39		$18.38	$19.23		$19.93
Total return(c)	3.11%	4.78%		0.02%	0.09%		5.19%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000s)	$599,254	$562,510		$391,293	$324,371		$199,367
Gross operating expenses(d)	0.73%	0.74%		0.77%	0.73%		0.92%
Net investment income	4.56%	4.62%		4.39%	3.90%		4.68%
Portfolio turnover rate	126%	115%		51%	9%		35%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.01 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Supplemental expense ratios are shown below:

	For the Year Ended June 30,
	2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.55%	0.55%	0.55%	0.55%	0.55%

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

June 30, 2018	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on NASDAQ, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automatic Quotation Systerm (“NASDAQ”) or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2018, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value of the security at the end of the period. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2018 is as follows:

	Total Market Value at 06/30/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$573,341,948	$—	$573,341,948	$—
Foreign Domiciled Senior Loans*	15,534,700	—	15,534,700	—
Common Stock*	5,925,186	5,925,186	—	—
Warrant*	691,875	—	691,875	—
Rights*	251,400	—	251,400	—
Cash Equivalent*	35,647,711	35,647,711	—	—

Total	$631,392,820	$41,572,897	$589,819,923	$—

*	Please refer to the Investment Portfolio for industry/country breakout.
Amounts	designated as “—” are $0.

For the year ended June 30, 2018, there were no transfers within the Fund between Level 1, Level 2 and/or Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any,

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2018, permanent differences chiefly resulting from return of capital, were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Highland/iBoxx Senior Loan ETF	$191,058	$—	$(191,058)

These reclassifications have no effect on net asset value per share.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF 2018	$26,385,761	$—	$191,058
2017	20,889,862	—	13,013

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2018, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Highland/iBoxx Senior Loan ETF	$(22,838,478)	$(12,124,788)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of June 30, 2018 are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$13,650,797	$9,187,681	$22,838,478

For federal income tax purposes, the cost of securities owned at June 30, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Unrealized appreciation and depreciation at June 30, 2018, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Depreciation	Cost
Highland/iBoxx Senior Loan ETF	$2,474,112	$(14,598,900)	$(12,124,788)	$643,517,608

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2018, the Fund paid $464,620 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2018, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of June 30, 2018, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30,
	2019	2020	2021
Highland/iBoxx Senior Loan ETF	$662,390	$866,942	$1,038,447

During the year ended June 30, 2018, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $526,374 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. Prior to December 8, 2017, Mr. Powell was treated as an “interested person” of the Fund for all purposes other than compensation and the Trust’s Code of Ethics. The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Expedited Settlement Agreement

On June 15, 2017, the Fund entered into an Expedited Settlement Agreement with a major dealer in the floating rate

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreement”). The Expedited Settlement Agreement is designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2018, the Fund paid $158,043 to the dealer as part of the Expedited Settlement Agreement.

While the Expedited Settlement Agreement is intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreement or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the year ended June 30, 2018, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$800,621,198	$717,073,474

*	The Fund did not have any purchases or sales of U.S. Government Securities or other short term investments for the year ended June 30, 2018.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including senior loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of a Fund.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the antifraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Focused Investment Risk

The Fund’s investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Illiquid Securities Risk

The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Non-Diversification Risk

Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Note 8. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2018	Highland/iBoxx Senior Loan ETF

should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. In addition, Accounting Standards Update 2016-18 must be adopted at the same time as Accounting Standards Update 2016-15. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on

Purchased Callable Debt Securities. The amendments in this update shorten amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements and disclosures.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Highland Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Highland/iBoxx Senior Loan ETF, including the investment portfolio, a series of Highland Funds I (the Fund), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended June 30, 2015, were audited by other independent registered public accountants whose report, dated August 28, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodians, brokers, transfer agent or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Highland Capital Management Fund Advisors, LP investment companies since 2011.

Boston, Massachusetts

September 24, 2018

22	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2018 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2018, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Receivable Deduction*	Qualifying Dividend Income (15% Tax Rate for QDI)**	Interest Related Dividends***
0.72%	99.28%	100.00%	0.00%	0.00%	95.80%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending June 30, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

***

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2018 through June 30, 2018, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/2018	Annualized Expense Ratios	Expenses Paid During Period*
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,017.90	0.55%	$2.75
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period).

24	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources Emeritus and Special Assistant to the President at Cairn University since July 2018; Dean of Educational Resources at Cairn University from July 2012 until June 2018 and from July 2006 to January 2008.	25	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Private Investor, BW Consulting, LLC since 2014; and Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	25	Director of Equity Metrix, LLC.	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	25

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC

Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American

Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 until March 2018).

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. from February 2007 until his resignation in November 2014.	25	Manager of Turtle Bay Resort, LLC; and Manager of American Home Patient (from November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors/trustees.

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of Highland Capital Management, L.P. from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NexPoint Strategic Opportunities Fund from June 2012 until May 2015; Secretary of NexPoint Strategic Opportunities Fund from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	25	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[5] (1/6/1984)	Trustee and Secretary	Indefinite Term; Trustee since March 2018; and Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Latin American Opportunities Fund (the “Interval Funds”) since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.	25	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

2

The “Highland Fund Complex” consists of NexPoint Strategic Opportunities Fund, each series of Highland Funds I, each series of Highland Funds II, Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, the Interval Funds, and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

3

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of June 30, 2018, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $714,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

4	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
5	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Trey Parker (1/27/1976)	Executive Vice President	Indefinite Term; Executive Vice President since September 2017.	Executive Vice President of HCMFA, NexPoint Advisors, L.P., Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since September 2017; Assistant Secretary of Highland Restoration Capital Partners GP, LLC since September 2017; Assistant Secretary of Highland SunBridge GP, LLC since December 2015; Assistant Secretary of Highland Capital Management, L.P. since August 2015; Director of JHT Holdings, Inc. since August 2013; Director of TerreStar Corporation since March 2013; Director of OmniMax International, Inc. since March 2012; and Secretary of Granite Bay Advisors, L.P. since February 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Principal Executive Officer of Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since February 2018; Principal Financial Officer and Principal Accounting Officer of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since October 2017; Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Treasurer of Acis Capital Management, L.P. since February 2012; Treasurer of Highland Capital Management, L.P. since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012; Treasurer of NexPoint Capital, Inc., NexPoint Strategic Opportunities Fund, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015; Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; and Treasurer of the Interval Funds since March 2016.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2018	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Assistant Treasurer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Assistant Treasurer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc. and the Interval Funds since March 2017; and Chief Accounting Officer at Highland Capital Management, L.P. since December 2011.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer and Anti-Money Laundering Officer of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II since August 2017; Chief Compliance Officer and Anti-Money Laundering Officer of Highland Funds I, Highland Funds II, NexPoint Strategic Opportunities Fund and NexPoint Capital, Inc. since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Interval Funds since March 2016; and Chief Compliance Officer for HCMFA and NexPoint Advisors, L.P since September 2015. Prior to this role served as Deputy Chief Compliance Officer and Director of Compliance for Highland Capital Management, L.P.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since October 2017.	President of Highland Capital Funds Distributor, Inc. since April 2018, Head of Distribution at HCMFA since November 2017, Secretary of Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund II, Highland Funds I and Highland Funds II since October 2017; Assistant Secretary of Highland Floating Rate Opportunities Fund and Highland Global Allocation Fund II from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of Highland Funds I and Highland Funds II from March 2017 to October 2017; Secretary of NexPoint Strategic Opportunities Fund since December 2015; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of Highland Funds I and Highland Funds II from November 2012 to March 2017; Assistant Treasurer of NexPoint Strategic Opportunities Fund from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of the Interval Funds since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

Annual Report	31

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

One Heritage Drive, 1st Floor,

Quincy, MA 02171

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W., Suite 500

Washington, DC 20036-2652

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

32	Annual Report

One Heritage Drive, 1st Floor

North Quincy, MA 02171

Highland/iBoxx Senior Loan ETF	Annual Report June 30, 2018

www.highlandfunds.com	HFI-AR-001-0600

Item 2.	Code of Ethics.

(a)

Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $452,500 for the fiscal year ended June 30, 2017 and $300,000 for the fiscal year ended June 30, 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,050 for the fiscal year ended June 30, 2017 and $30,236 for the fiscal year ended June 30, 2018. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $16,224 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2018. Amounts billed for the fiscal year ended June 30, 2017 related to an engagement to assess aspects of the valuation process of each series of the Registrant (each series, a “Fund”).

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $65,724 for the fiscal year ended June 30, 2017 and $30,236 for the fiscal year ended June 30, 2018.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui

Bryan A. Ward

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s controls and procedures over financial reporting. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s controls and procedures over financial reporting were ineffective due to a material weakness determination for the Highland Opportunistic Credit Fund relating to a management review control over certain hard-to-value securities that was not designed at an appropriate level of precision to assess the reasonableness and reliability of certain inputs to the fair value model. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement in our annual or interim financial statements will not be prevented or detected on a timely basis. The control deficiency resulted in no material misstatement to the Highland Opportunistic Credit Fund’s financial statements.

Remediation Plan. We are currently developing our plans to remediate the material weakness described above. Management is designing additional procedures to strengthen its management review control over the reasonableness and reliability of significant and highly subjective unobservable inputs to the fair value model, including enhancing the supporting documentation to be prepared and maintained.

(b)

Changes in Internal Controls. Other than the planned enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 24, 2018